                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
     /X/  Preliminary Proxy Statement
     / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     / /  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to Rule 240.14a-11(c)or Rule 240.14a-12

                          PLENUM COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(I)(1)and
           0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:__________________

        (5) Total fee paid:___________________________________________________

/ /     Fee paid previously with preliminary materials.
/ /     Check box if any part of the fee is offset as provided by Exchange Act
            Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:__________________________________________

        (2) Form, Schedule or Registration Statement No.:____________________

        (3) Filing Party:____________________________________________________

        (4) Date Filed:______________________________________________________

                                    LION INC.

                                OCTOBER 16, 2000




Dear Shareholder:

         You are cordially invited to attend the 2000 annual meeting of shareholders ("Annual Meeting") of Plenum Communications, Inc., dba LION Inc. ("Company") which will be held at the West Coast Bellevue Hotel located at 625 116th Ave. NE, Bellevue, Washington on Tuesday, November 28, 2000, beginning at 10:00 a.m. local time.

         The items of business which will be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. Enclosed with this proxy statement are your proxy card and a copy of the LION Inc. 1999 Annual Report.

         If you do not plan to attend the Annual Meeting, please complete, date, sign, and promptly return the enclosed proxy in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

         During the Annual Meeting, management will report on operations and other matters affecting the Company and will respond to shareholders' questions. On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,



JACK MCMILLAN
Chief Executive Officer








--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (no postage required if mailed in the United States).
--------------------------------------------------------------------------------

                                    LION INC.
                           2201 LIND AVE. SW, STE. 200
                                RENTON, WA 98055



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD TUESDAY, NOVEMBER 28, 2000


         The annual meeting of shareholders ("Annual Meeting") of Plenum Communications, Inc., dba Lion Inc. ("Company") will be held at the West Coast Bellevue Hotel located at 625 116th Ave. NE, Bellevue, Washington on Tuesday, November 28, 2000, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

     1)  Election of five directors to serve for a term of one year;

     2) Approval of a proposal to change the Company's state of incorporation from Minnesota to Washington by a merger with and into a newly formed, wholly-owned Washington subsidiary;

     3) Ratification of the appointment of Grant Thornton LLP as the Company's independent accountants;

     4)  Any other matters as may properly come before the Annual Meeting.

         Shareholders of record at the close of business on October 9, 2000 are entitled to notice of and to vote at the meeting or any postponement or adjournment.

                                           By order of the Board of Directors
                                           L.O. Falk
                                           Secretary

Renton, Washington
October 16, 2000








                                IMPORTANT NOTICE

Whether or not you plan to attend the meeting in person, please complete, sign, date, and return the accompanying proxy in the enclosed envelope. No postage is required if it is mailed in the United States. Your proxy may be revoked at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.

                                    LION INC.
                         2201 LIND AVENUE SW, SUITE 200
                                RENTON, WA 98055
                                 (425) 902-4140


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 28, 2000




                                TABLE OF CONTENTS


                                                                                PAGE

Information Concerning Solicitation and Voting .................................  1

Proposal One -- Election of Directors  .........................................  3

Security Ownership of Certain Beneficial Owners and Management  ................  7

Executive Officers  ............................................................  8

Executive Compensation and Other Information  ..................................  9

Proposal Two -- Approval of the Reincorporation of the Company in the State of
      Washington and Related Changes to the Rights of Shareholders  ............ 16

Proposal Three -- Ratification of Appointment of Auditors....................... 28

Other Matters  ................................................................. 28

Shareholder Proposals .......................................................... 29

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                    LION INC.


         Your proxy, using the enclosed form, is solicited by the Board of Directors of Plenum Communications, Inc., dba LION Inc. ("Company") for the Annual Meeting of Shareholders ("Annual Meeting") to be held at 10:00 a.m. on Tuesday, November 28, 2000, at the West Coast Bellevue Hotel located at 625 116th Ave. NE, Bellevue, Washington, and at any adjournment or postponement of the Annual Meeting.


                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         This Proxy Statement and the enclosed proxy are furnished to the holders of our common stock and to the holders of our Series A Preferred Stock. As used in this Proxy Statement, the holders of common stock and the holders of Series A Preferred Stock are referred to together as "Shareholders." Management anticipates that the mailing to Shareholders of these proxy materials and the Annual Report to shareholders for the fiscal year ended December 31, 1999, including financial statements, will occur on or about October 16, 2000.


PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this Proxy Statement.


VOTING RIGHTS

         Our common stock and the Series A Preferred Stock are the only classes of securities entitled to vote at the Annual Meeting. Pursuant to the Certificate of Designation adopted by the Board of Directors on April 27, 2000, the holders of Series A Preferred Stock were granted the right to one vote for each share of common stock into which the Preferred Stock could then be converted, and are entitled to vote, together with holders of common stock, with respect to any matter upon which the holders of common stock have the right to vote. Only Shareholders of record at the close of business on October 9, 2000 ("Record Date") are entitled to receive notice of the Annual Meeting and to vote the shares they hold at the Annual Meeting or at any adjournment or postponement. As of the Record Date, there were 33,337,811 shares of common stock outstanding, and 1,500,000 shares of Series A Preferred Stock outstanding, each share entitled to one vote on each matter to be voted upon.

         Our bylaws provide that the presence at the meeting, either in person or by proxy, of the holders of forty percent (40%) of the outstanding shares entitled to vote on the Record Date will constitute a quorum, permitting the transaction of business at the Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining the presence of a quorum. Each voting proposal is tabulated separately. The approval of Proposal No. 2, the reincorporation of the Company in the State of Washington, will require the affirmative vote of the holders of a majority of our outstanding voting shares. For Proposal No. 2, abstentions and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the proposal. In contrast, to approve Proposal No. 1 (the election of Directors), Proposal No. 3 (the ratification of auditors), or any additional proposals which may be presented at the Annual Meeting, the affirmative vote of a majority of the shares present and entitled to vote will be required. A properly executed proxy marked "ABSTAIN" with respect to any matter will not be voted, although it will be included in tabulations of the votes cast for purposes of determining whether a proposal has been approved. Broker non-votes will not be counted for purposes of determining the number of votes cast for proposals other than Proposal No. 2.

         Whether or not you are able to attend the meeting in person, you are urged to complete, sign, date, and return the accompanying proxy in the enclosed envelope. Your proxy is solicited by our Board of Directors and when properly completed, will be voted at the Annual Meeting in accordance with your instructions. Proxies which are executed but do not specify a vote for, against, or in abstention, will be voted FOR all of the nominees of the Board of Directors, FOR approval of the change in our state of incorporation from Minnesota to Washington Delaware by a merger with and into a newly formed, wholly-owned Washington subsidiary, and FOR ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants. If other matters come before the Annual Meeting, the proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders.

         Your proxy may be revoked or changed at any time prior to the Annual Meeting. You may do this by advising the Secretary of the Company in writing of your desire to revoke your proxy, or by sending the Secretary another signed proxy with a later date before the beginning of the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person. Attendance at the meeting will not, by itself, revoke a proxy.


SOLICITATION OF PROXIES

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to Shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we may reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in so doing. We have not retained a proxy solicitor in conjunction with the Annual Meeting. Solicitation will be by mail. Proxies may be solicited without extra compensation by our officers and employees by telephone, fax or personally.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


           As permitted by the Minnesota Business Corporations Act, our bylaws currently provide for classification of directors. The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years. It is the recommendation of the Board of Directors to eliminate the classification of the Board. If Proposal No. 2 is adopted by Shareholders, providing for our reincorporation in the State of Washington, new articles of incorporation and bylaws will be in effect which do not make provision for a classified Board. Under the new articles and bylaws, all directors elected by Shareholders, regardless of class, are elected for a one-year term.

           The terms of all Class I and Class II directors have expired or expire at the Annual Meeting. The current three-year term of office of directors in Class III expires at the 2001 annual meeting. There currently is only one Class III director, Sam Ringer. The Board of Directors proposes that the five nominees described below, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly elected and qualified. Each of the nominees has consented to stand for election at the Annual Meeting and to serve a one-year term.

           The number of directors authorized by our bylaws is a range from three to nine, with the exact number to be fixed by the Board. The Board of Directors currently consists of eight (8) directors. The Board of Directors proposes that the board of directors be decreased in size to five (5) directors. The decrease will not have the effect of shortening the term of any incumbent director. The five nominees receiving the affirmative vote by holders of a majority of the shares present and entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next annual meeting and until their successors have been elected and qualified. The directors may act at any time to increase the size of the Board of Directors, however any director appointed to fill a vacancy created by reason of an increase in the number of directors will serve for a term of office continuing only until the next election of directors.

           The names of persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Except for Tuck Marshall, who was appointed by the current Board of Directors, each nominee for director is currently a director who was previously elected by the shareholders. The proxy holders intend to vote all proxies received by them in the accompanying form for the five nominees listed below unless otherwise instructed. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director. If any nominee at the time of the Annual Meeting is unavailable for election as a result of an unexpected occurrence, the proxies will be voted for any substitute nominee who may be designated by the present Board of Directors to fill the vacancy. Shareholders may not cumulate votes in the election of directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board recommends voting "FOR" the five nominees listed on the following page.

INFORMATION REGARDING DIRECTOR NOMINEES

           The names, ages and positions with the Company of each nominee for director are listed below as of the Record Date:

                                                             POSITIONS AND OFFICES HELD
                 NOMINEES                AGE                      WITH THE COMPANY
                 --------                ---                      ----------------

      John A. McMillan (1)               68      Director, Chief Executive Officer, Chief Financial
                                                 Officer
      J.C. "Tuck" Marshall (1)           53      Director, President of LionInc.com
      Sam Ringer                         39      Director, Chief Technology Officer of LionInc.com
      Jacob L. Smith                     60      Director
      Kurt Springman (2) (3)             39      Director

(1)   Member of the Executive Committee
(2)   Member of the Audit Committee
(3)   Member of the Compensation Committee


BUSINESS EXPERIENCE OF DIRECTOR NOMINEES

         Sam Ringer is a full-time employee of the Company and is the son of Allen Ringer . The other directors and executive officers devote only such time as may be necessary to our business and affairs.

         JOHN A. MCMILLAN has been a director of the Company since January 1999, has served as Chief Executive Officer since October 1999 and as Chief Financial Officer since December 1999. Mr. McMillan is a Director and member of the Executive Committee of the Board of Directors for Nordstrom, Inc. Mr. McMillan has been associated with Nordstrom for 40 years and has served as a member of the office of chief executive officer since 1971. Mr. McMillan's business and civic affiliations include sitting on the Board of Directors for Vision Youth (Chairman), Follet Company, Seattle YMCA, Seattle Foundation, ZION Preparatory Academy Capitol Campaign (Chairman), Crista Ministries, World Concern, Urban Enterprise Council (Chairman), Bob Walsh Enterprises, Global Partnerships, Catholic Fund, and Seattle Pacific University.

         J.C. (TUCK) MARSHALL was appointed to the Board of Directors in July 1999. Mr. Marshall formerly served as president of the National Association of Mortgage Brokers (NAMB) and is currently the president of J.C. Marshall Financial Services Inc., a licensed brokerage of mortgages, real estate, and insurance in Tinley Park, Illinois. He is a former president of Margo Financial Services LLC, a national provider of wholesale residential mortgages and a division of Argo FSB. He is currently president of the Illinois Association of Mortgage Brokers Education Foundation and a member of the UG/UIG Advisory Board. He was formerly Advisory Association Member for Chase Mortgage. His past accomplishments also include; president of the Illinois Association of Mortgage Brokers, NAMB Regional broker of the

Year in 1995, NAMB Volunteer of the Year in 1996/1997, and NAMB Legislative Chairman in 1998. As president of NAMB, Tuck developed contacts at all levels of congress and state governments through his lobbying efforts. He also developed strong working relationships with the leadership of the national and state mortgage broker associations along with the nation's leading mortgage industry companies. Mr. Marshall assumed the role of President of LionInc.com in March 2000.

         SAM RINGER has been a director of the Company since 1989. Since March 2000, he has served as Chief Technology Officer of LionInc.com. He served as Chief Executive Officer of LionInc.com from February 1999 to March 2000, and as its President from 1997 to March 2000, and during the period from 1991 through 1995. Sam Ringer was co-founder, co-architect and author of the LION software. He received his training as a computer engineer and programmer in Spokane, WA at Spokane Falls Community College and Gonzaga University. Prior to his tenure with the Company, Mr. Ringer served for two years as a mortgage broker at MorNet Mortgage, a Seattle mortgage brokerage firm.

         KURT SPRINGMAN has been a director of the Company since 1997. Kurt is currently the Strategic Alliance Manager for NetIQ Corporation, with responsibility for the development and maintenance of technical and marketing alliances with Microsoft, Citrix, Veritas and other technology companies. From 1999 to 2000, Mr. Springman was the Market Manager for Attachmate, responsible for the strategic marketing of the EXTRA! line of mainframe terminal emulation products. From 1996 to 1999, Mr. Springman was Compaq Computer Corporation's (formerly Digital Equipment Corporation) Senior Marketing Consultant for the Enterprise Solution Center for Windows in Bellevue, WA. From 1991 to 1996, he was the principal owner and CEO of Prestige Events, Inc., a firm specializing in high tech event marketing. Customers of Prestige included major names like Microsoft, Intel, Digital, and Paul Allen Group. From 1985 to 1991, he served with Merrill Lynch Securities and JP Morgan in New York as an Associate Officer where he was involved in creating and trading jumbo mortgage pools and derivative products, and structuring real estate and corporate financings. From 1983 to 1986, Mr. Springman was a CPA with Peat Marwick - KMPG in Denver, Colorado. He was an elected Council member of the City of Bellevue (term 1996-1999), and is well known in the Washington Software Alliance. Mr. Springman received an MS degree in accounting from the University of Denver in 1983, and an MBA in Finance from New York University in 1987. He is a Microsoft Certified Professional, a Compaq Accredited Systems Engineer and a Citrix Certified Administrator.

         JACOB SMITH has been a director of the Company since June 1998. Mr. Smith has practiced business law in Washington State for the last thirty-three years. Mr. Smith received a B.S. degree in Chemical Engineering from the University of Washington in 1962. He received a J.D. law degree from Willamette University Law School in Salem Oregon in 1965.


MEETINGS OF THE BOARD AND BOARD COMMITTEES

         The standing committees of the Board of Directors of the Company are the Executive Committee, Audit Committee and the Compensation Committee. There is no standing nominating committee. The Executive Committee, established in February 1999, consists of 2 members. The Executive Committee exercises all powers of the Board in the management of the Company between meetings of the Board, to the maximum extent permitted by law, except those functions assigned to specific committees or reserved to the Board by the bylaws of the Company. Messrs. McMillan and Marshall serve on the Executive Committee.

         The Compensation Committee, established in October 1998, makes recommendations concerning retirement and benefit plans and salaries and incentive compensation of executive personnel, employees of, and consultants to, the Company. The Compensation Committee administers the Company's 1998 Stock Option Plan. The Audit Committee, established in May 1998, is responsible for reviewing the results and scope of audits and other services provided by the Company's independent auditors, and the fees for related services performed during the year. The Audit Committee also recommends to the Board of Directors the firm to be appointed as independent auditors. At times, the Audit Committee may meet with representatives of the Company's independent auditors without any officers or employees of the Company present. It is anticipated that the functions of the Audit Committee will be expanded during 2001 to include, without limitation: developing a written charter to govern Audit Committee functions; reviewing and discussing audited financial statements with management; discussing with the independent auditors specific auditing standards; receiving from the auditors and discussing with auditors disclosures regarding the auditors' independence; drafting a statement as to whether, based on its review and its discussions, it recommends to the Board of Directors that the audited financial statements be included in the 2001 Annual Report on Form 10-KSB; evaluating whether its members are "independent" and disclosing certain information to the Company regarding any director on the audit committee who is not "independent." Mr. Springman is currently the sole member of the Compensation and Audit Committees.

         The Executive Committee met on a monthly basis during the year ended December 31, 1999. The Compensation Committee met ____ times and the Audit Committee met once during 1999. The Board of Directors met eight times during 1999. During 1999, each Director attended at least 75% of the total number of meetings of the Board of Directors that were held during the period in which such Director was a director and committees on which the Director served that were held during the period in which such Director served on such committee. In addition to attending meetings, directors discharge their responsibilities by review of management reports to directors, visits to our facilities, and correspondence and telephone conferences with our executive officers and other employees regarding matters of interest and concern to the Company.

DIRECTOR COMPENSATION

           Except for grants of stock options and reimbursement of expenses, our directors do not receive compensation for services rendered as a director. We do not compensate our directors for committee participation or for performing special assignments for the Board of Directors. Directors who are not officers or employees of the Company receive as an initial retainer options to purchase 50,000 shares of common stock, exercisable at not less than the fair market value of our common stock on the day of grant. Thereafter, under our 1998 Stock Incentive Plan, non-employee directors receive automatic option grants each year to purchase 15,000 shares of common stock upon their reelection at the annual meeting of shareholders.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 9, 2000 for (a) each person we know to be a beneficial owner of five percent or more of our common stock, (b) each executive officer and each director, and (c) all directors and executive officers as a group.



                                               Shares
Name and Address(1)                         Beneficially       Percentage
of Beneficial Owner                             Owned         of Shares(2)
-------------------                             ----          ------------

Allen C. Ringer                              2,217,365 (3)       6.4%
Sam Ringer                                   2,417,086 (4)       6.9%
Joe Ringer                                   2,415,967 (5)       6.9%
Billy Anders, Sr.                             1,130,091(6)       3.2%
John A. McMillan                               645,000 (7)       1.8%
Kurt Springman                                 144,600 (8)         *
Jacob L. Smith                                  37,500 (9)         *
J.C. (Tuck) Marshall                          102,750 (10)         *

ICM Asset Management, Inc.                  2,949,275 (11)       8.1%

All Officers and Directors                    9,502,359          26.8%
   As a  Group  (8 persons)


------------------------
*  Less than one percent.

(1) Except as noted below, the business address of all directors and executive officers is 2201 Lind Avenue SW, Suite 200, Renton, WA 98055.

(2) Percentage of beneficial ownership is based on 34,837,811 shares outstanding as of October 9, 2000 including the Series A Preferred Stock. Beneficial ownership is calculated based on SEC requirements. All shares of the common stock subject to options or warrants currently exercisable or exercisable within 60 days after October 9, 2000 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options or warrants, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Unless otherwise indicated below, each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

(3) Includes 915,000 shares underlying stock options exercised by promissory note. Mr. Ringer is deemed the beneficial owner of the 1,294,365 shares of the Company's stock beneficially owned by American Management and Consulting Inc. because of his power to vote and dispose of those shares. Excludes 632,278 shares beneficially owned by Dutchman Irrevocable Trust, of which his wife Marilyn

K. Ringer is trustee, and 12,500 shares underlying stock options owned by his wife, as to which Mr. Ringer disclaims beneficial ownership.

(4) Includes 1,000,000 shares underlying stock options exercised by promissory note.

(5) Includes 1,000,000 shares underlying stock options exercised by promissory note.

(6) Includes 105,000 shares which could be acquired within 60 days of October 9, 2000 through the exercise of warrants. The address of Mr. Anders is 2010 S. Overbluff Ct., Spokane, WA 99203.

(7) Includes 265,000 shares which could be acquired within 60 days of October 9, 2000 through the exercise of stock options and 140,000 shares underlying warrants granted but not yet exercised. The address of Mr. McMillan is 500 Pine Street, Seattle, WA 98101.

(8) Includes 30,000 shares which could be acquired within 60 days of October 9, 2000 through the exercise of stock options.

(9) Includes 30,000 shares which could be acquired within 60 days of October 9, 2000 through the exercise of stock options. The address of Mr. Smith is 3800 Ft. Bellingham Rd., Bellingham, WA 98225.

(10) Includes 101,750 shares which could be acquired within 60 days of October 9, 2000 through the exercise of stock options. The address of Mr. Marshall is 7601 W. 191st Street, Tinley Park, IL 60447.

(11) ICM Asset Management, Inc. is deemed the beneficial owner of the 1,500,000 voting shares of Series A Preferred Stock owned by Koyah Leverage Partners LP and Koyah Partners LP because of its power to vote and dispose of those shares. Includes 1,449,275 voting shares of Series A Preferred Stock, which may be acquired on or before October 28, 2000 through the exercise of a stock purchase option.


                        EXECUTIVE OFFICERS AND DIRECTORS

      The names, ages and positions of our executive officers and those incumbent directors who are not nominees at the Annual Meeting are listed below.

             Name                  Age                      Position
             ----                  ---                      --------

      John A. McMillan             68      Chief Executive Officer, Chief Financial Officer
      Allen C. Ringer              60      President
      J.C. "Tuck" Marshall         53      President of LionInc.com
      Sam Ringer                   39      Chief Technology Officer of LionInc.com
      Billy Anders, Sr.            56      Director
      Joe Ringer                   37      Director

         Officers identified above serve at the discretion of the Board. Joe Ringer is a full-time employee of the Company, and is the son of Allen Ringer. A brief biography of the persons identified above who are not nominee for director is set forth below.

         ALLEN RINGER served as CEO of the Company from 1989 to October 1999 and has served as President since 1989. Mr. Ringer is the founder and President of PlenTech Electronics, Inc. a company listed on the Vancouver Stock Exchange; and he serves as a director of its subsidiary, Consolidated Electronics, Inc., a Spokane manufacturing and marketing firm serving primarily the utility and processing industries. Mr. Ringer is also founder of Settlement Plus Inc., a company organized in 1999 to provide escrow settlement and outsourced mortgage loan processing services. From 1978 to 1986 Mr. Ringer operated United Farm Agency, a real estate brokerage firm in Colville, Washington. From 1987 to February 1990, Mr. Ringer managed the operations of Mortgage Brokers Network, Inc., an electronic mortgage brokerage company which originated mortgage loan applications.

         BILLY ANDERS, SR. joined the Company as a member of the Board of Directors in 1995 and served as Chairman from January 1997 to February 2000. Mr. Anders served as the President of the Mars Hotel Corporation in Spokane, Washington, from 1994 to June 1997, and was Chairman of the board of directors of Pacific Marine & Steel, Inc. in La Jolla, California, in 1995 and 1996. Mars Hotel Corporation was general partner of the Spokane Mars Limited Partnership ("Partnership"). Subsequent to Mr. Anders' association with the corporation, in November 1997 the Partnership filed for bankruptcy under Chapter 11, which was converted to Chapter 7 in November 1998. He was a member of the board of directors of Output Technology, Spokane, Washington from 1989 through 1993, and served as its President and CEO during 1992 and 1993. Mr. Anders was President and CEO and served as Chairman of the board of directors of Soricon Corporation, Boulder, Colorado, from 1986 through 1991. He also served as a business consultant and inaugural member of the board of directors of International Pacific, Inc., Spokane, Washington, from 1986 to 1992. From 1983 through 1986 he was Senior Vice-President and General Manager of Key Tronic Corporation, Spokane, Washington. Mr. Anders spent 16 years from 1967 through 1983 with the IBM Corporation in several cities in various key management positions. He was Director of Field Operations in the General Systems Division of IBM in 1980. Mr. Anders graduated from Southern University, Baton Rouge, Louisiana, in 1964 where he completed the Advanced R.O.T.C. program and was commissioned as a 2nd Lieutenant in the U.S. Army.

         JOE RINGER has served as a director of the Company since 1989. He is the other co-founder of LION, and has served as Executive Vice President since 1995. He is responsible for identifying and negotiating with potential industry partners as well as potential acquisition targeted companies. Prior to co-founding LION, Joe worked for three years at MorNet Mortgage in virtually every position of the mortgage brokerage firm, including operations, as a mortgage broker and in the management of the business.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth all compensation paid or earned for services rendered to the Company in all capacities during the years ended December 31, 1999, 1998 and 1997 to our Chief Executive Officer and President. No other executive officers received total annual salary, bonus and other compensation in excess of $100,000 in the fiscal years disclosed below.

                                     Summary Compensation Table*
                                     ---------------------------
                                         Annual Compensation                 Long-Term Compensation
                               --------------------------------------- ---------------------------------
                                                                                         Securities
                                                                                         Underlying
                                                                           Stock          Options/
Name and Principal Position      Year       Salary           Other         Awards         Warrants
---------------------------    -------- -------------- --------------- ------------- -------------------
John A. McMillan                 1999             -      $16,250(1)           -          440,000(1)
   CEO and CFO

Allen Ringer                     1999     $59,552(2)     $132,150(3)          -                -
   President
                                 1998     $60,000(2)          -               -                -

                                 1997             -       $3,405(4)     236,593(4)       236,593(4)


* Columns in the Summary Compensation Table that were not relevant to the compensation paid to the Named Executive Officers were omitted.

 (1) In September 1999, Mr. McMillan, as guarantor on LionInc.com's line of credit, was paid a loan fee of $16,250 and granted warrants to purchase 140,000 shares of the Company's common stock at $1.06 per share. In December 1999, Mr. McMillan, as CEO of the Company, was granted stock options to purchase 300,000 shares of the Company's common stock at $.66 per share.

 (2) Mr. Ringer's cash compensation was paid to him by the Company for 1998 and first quarter of 1999 through American Management and Consulting, Inc., a consulting firm, of which Mr. Ringer is Chief Executive Officer and President. See below, "Certain Relationships and Related Transactions."

  (3) During first quarter 1999, Mr. Ringer exercised stock options totaling 85,000 shares of the Company's common stock which created taxable ordinary income of $132,150.

 (4) In January 1998, Mr. Ringer purchased 144,000 shares of common stock and 144,000 warrants, exercisable at $.50 per share, in exchange for 1997 deferred compensation of $36,000. In addition, Mr. Ringer purchased 92,593 shares of common stock and 92,594 warrants, exercisable at $.50 per share, in exchange for interest earned of $23,148 on deferred compensation and loans to the Company. Interest earned and paid in cash during 1997 to Mr. Ringer related to deferred compensation and loans to the Company totaled $3,405.


OPTION GRANTS LAST FISCAL YEAR.

        The following table sets forth options granted to Named Officers during 1999. No other executive officers received option grants in the last fiscal year.

                                                         Percent of
                                       Number of        total stock
                                      securities          options
                                      underlying         to granted        Exercise or
                                     stock options      employees in       base price     Expiration
Name and Principal Position            granted           fiscal year         ($/Sh)         date
---------------------------          -------------      ------------       -----------    ----------

John A. McMillan, CEO and CFO          300,000          11.3%              $0.66          12/13/03



AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

        The following table provides information with respect to the Named Executive Officers regarding the exercise of options or warrants during the fiscal year ended December 31, 1999 and unexercised options or warrants held as of December 31, 1999. No stock appreciation rights were exercised during 1999 or were outstanding at December 31, 1999.

                                                              Number of Securities               Value of Unexercised
                               Shares                        Underlying Unexercised                   In-the-Money
                              Acquired      Value              Options/Warrants                     Options/Warrants
                                 on        Realized          at Fiscal Year-End (#)              at Fiscal Year-End ($)
                              Exercise                 --------------------------------- -----------------------------------
       Name                     (#)          ($)          Exercisable   Unexercisable       Exercisable     Unexercisable
       ----                   --------     --------       -----------   -------------       -----------     -------------

John A. McMillan,
CEO and CFO
    Options                     -             -              50,000         300,000              -                -
    Warrants                 120,000       $11,160          140,000            -                 -                -

Allen Ringer (1)
 President
    Options                1,000,000      $589,650             -               -                 -                -
    Warrants                    -             -             740,164            -              $92,520             -

(1) Includes 740,164 warrants owned by American Management and Consulting, Inc., a consulting firm, of which Mr. Ringer is Chief Executive Officer and President, and deemed the beneficial owner because of his power to vote and dispose of those securities.

STOCK OPTION PLAN

      The Company's 1998 Stock Option Plan ("1998 Plan") is intended to serve as an equity incentive program for management, qualified employees, non-employee members of the Board of Directors, and independent advisors or consultants. The 1998 Plan became effective on October 30, 1998 upon adoption by the Board of Directors, and was approved by the shareholders at the December 1998 annual shareholders' meeting. Under the 1998 Plan, the total number of shares of common stock reserved for issuance is 15,000,000, which may be Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options.

         The 1998 Plan contains two separate components: (i) a discretionary option grant program under which eligible individuals in the Company's employ or service (including officers and other employees, non-employee Board members and independent advisors or consultants) may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock; and (ii) an automatic option grant program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to their fair market value on the grant date.

         The discretionary option grant program will be administered by the Board of Directors or a committee of two or more members of the Board. Plan administrators have sole authority to prescribe the form, content and status of options to be granted, select the eligible recipients, determine the timing of option grants, determine the number of shares subject to each grant, the exercise price, vesting schedule, and term for which any option will remain outstanding. The Board of Directors have the authority to correct any defect, supply any omission or reconcile any inconsistency in the Plan, determine the terms and restrictions on all restricted option awards granted under the Plan, and in general, to construe and interpret any provision of the 1998 Plan or of any option granted thereunder. The administration of the automatic option grant program will be self-executing in accordance with the provisions of the 1998 Plan.

         The exercise price for outstanding option grants under the 1998 Plan may be paid in cash or, upon approval of the Plan administrators, in shares of common stock valued at fair market value on the exercise date. The option may also be exercised through a same-day cashless exercise program or a reduction in the amount of any Company liability to the optionee. In addition, the Plan administrator may provide financial assistance to one or more optionees in the exercise of their outstanding options by allowing the individuals to deliver a full-recourse, interest-bearing promissory note in payment of the exercise price and any associated withholding taxes incurred in connection with the exercise.

         Under the automatic option grant program, immediately after each annual meeting of shareholders, each elected non-employee director of the Company shall automatically be granted a nonqualified stock option to purchase 15,000 shares of common stock for each year included in the term for which such he or she was elected, provided that individual has not previously received an option grant from the Company in connection with his or her Board service which remains unvested.

         Under the 1998 Plan, no stock option can be granted for a period longer than ten years or for a period longer than five years for ISOs granted to optionees possessing more than 10% of the total combined voting power of all classes of stock of the Company. Following the effective date of any registration of the Company's securities under the Exchange Act, the per share exercise price for any option granted may not be less than the fair market value of the Company's securities on the grant date. Unless extended by the Plan administrators until a date not later than the expiration date of the option, the right to exercise an option terminates thirty days after the termination of an optionee's employment, contractual or director relationship with the Company. If the optionee dies or is disabled, the option will remain exercisable for a period of one year after the termination of employment or relationship with the Company.

         At the sole discretion of the Plan administrators, options granted under the 1998 Plan may contain resale provisions pursuant to which the purchaser of the common stock issued upon exercise of the option may be limited to sales of common stock in an amount which may not exceed 250,000 shares during any three-month period.

         As of December 31, 1999, the Company had granted options to purchase an aggregate of 12,077,500 shares of common stock, of which 5,182,500 were outstanding at December 31, 1999. Of the options granted, 4,595,000 were issued to directors of the Company, of which 1,445,000 were outstanding at December 31, 1999.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has previously entered into certain transactions with various parties, which had, at the time of the transaction, a material direct or indirect relationship with the Company, its officers, directors, or principal shareholders, their respective affiliates, or other persons associated with the foregoing, as set forth below.

         American Management and Consulting Inc. ("AMC") is a consulting firm of which Allen Ringer serves as President and CEO. The Company received management consulting services from AMC during the first quarter of 1999, marketing and sales consulting services from Billy Anders, Sr., Chairman of the Board, during all of 1999, and administrative and clerical consulting services from Marilyn Ringer, wife of the Company's president, during the first quarter of 1999. For the year ended December 31, 1999, AMC, Billy Anders, Sr. and Mrs. Ringer were paid cash compensation totaling $15,000, $72,000 and $4,000, respectively. For the year ended December 31, 1998, AMC, Billy Anders, Sr. and Mrs. Ringer were paid cash compensation totaling $60,000, $66,830 and $31,550, respectively

         From time to time, AMC and members of Allen Ringer's family, including children Sam Ringer, Joe Ringer and Shadda Lee, have deferred salaries and made working capital advances and loans to the Company. At December 31, 1997 the company owed this group a combined total of $538,162. With respect to AMC, the Company owed $149,041 which was comprised of $36,000 of deferred compensation and $113,041 of loans and interest. In January of 1998 the $149,041 was paid off through the issuance of 596,164 shares of the Company's common stock at $.25 per share and warrants representing 596,164 shares exercisable at $.50 per share. Sam Ringer was owed $161,613 which was comprised of $103,722 of deferred compensation and interest and $57,891 of loans to the Company. In January of 1998 the Company paid off the $103,722 of deferred compensation and interest by the issuance of 414,888 shares of the Company's common stock at $.25 per share and warrants representing 414,888 shares exercisable at $.50 per share. The loans of $57,891 were paid off in cash in June 1998. Joe Ringer was owed $121,449 which was comprised of $104,142 of deferred compensation and interest and $17,307 of loans to the Company. In January of 1998 the Company paid off the $104,142 of deferred compensation and interest by the issuance of 416,568 shares of the Company's common stock at $.25 per share and warrants representing 416,568 shares exercisable at $.50 per share. The loans of $17,307 were paid off in cash in June 1998. Shadda Lee was owed $106,059 which was comprised of $47,720 of deferred compensation and interest and $57,891 of loans and interest to the Company. In January of 1998 the Company paid off $90,672 of this balance through the issuance of 362,689 shares of the Company's common stock at $.25 per share and warrants representing 362,689 shares exercisable at $.50 per share. The remaining $15,387 of debt was paid off in cash throughout the first six months of 1998. At December 31, 1998 the Company owed a total of $26,188 which was comprised of $13,094 each to Sam and Joe Ringer for deferred compensation and interest. In January of 1999 this debt was paid off in full through a cash payout. At December 31, 1999, Sam Ringer loaned the Company $60,500 payable with interest on March 30, 2000. The loan and accrued interest was paid in May 2000.

         In June 1996 the Company engaged Howard Baskin, a management consultant, to help the Company grow its customer and revenue base and expand nationally. In January 1997, the Company entered into a consulting agreement with Mr. Baskin under which he agreed to temporarily relocate to Seattle and advise the Company on a full-time basis. From January 1997 through July 1998 he served as "Managing Executive" of LION under the consulting agreement, advising management on strategic and operating decisions. In consideration for his services, the consulting agreement entered into in January 1997 originally provided for incentive compensation under a formula that would have created a cash bonus in the high six figures to low seven figures upon achieving certain financial targets. In March 1998 the consulting agreement was amended to replace this substantial potential cash obligation by an option to purchase 700,000 shares of the Company's common stock exercisable at $.01, which were fully vested as of December 31, 1998. Compensation expense of $412,930 related to these options was recognized by the Company during the year ended December 31, 1997. The consulting agreement also provides for certain other options to purchase 1,800,000 shares of the Company's common stock at prices ranging from $.75 to $3.00 per share which are to be granted contingent upon the occurrence of certain events. Based on certain events that did occur, options to purchase 25,000 shares at $.75 per share were granted during 1998 and again to purchase 25,000 shares at $.75 per share during 1999 and are both fully vested. Compensation expense of $16,825 and $41,072 was recognized for the years ended December 31, 1998 and 1999, respectively. Under the consulting agreement Mr. Baskin received cash compensation of $79,797 and $88,312 for the years ended December 31, 1998 and 1999, respectively.

         During September 1998, the Company sold 62,500 shares of common stock to Mr. Billy Anders, a director of the Company, in connection with the exercise of outstanding options for cash consideration of $15,625. In addition, the Company sold 62,500 shares of common stock to Mr. Anders at a purchase price of $.50 and 125,000 shares of common stock at a purchase price of $1.00 in connection with the exercise of outstanding options. The aggregate purchase price of $156,250 was payable by promissory note with principal balance, together with interest at the rate of 10% per annum, due on or before March 1, 2000. The 187,500 shares of common stock purchased by the promissory note were pledged to the Company as collateral until the note was paid in full. The promissory note was not paid by March 1, 2000, and the Company cancelled the issuance of the shares of common stock. Mr. Anders is associated as a registered representative with Craig & Associates, Inc., an NASD member broker-dealer. During the period from January 1996 to March 1998, the Company utilized Craig & Associates to assist in the sales of three discrete offerings of securities. Placement agent fees were paid to Craig & Associates in connection with these sales, consisting of 7% of the of the offering price of the units sold, plus warrants exercisable at $.25 per share with an aggregate offering price equaling 7% of the price of the units sold.


           During 1999, Allen Ringer, Sam Ringer and Joe Ringer each exercised stock options in consideration for nonrecourse promissory notes. Under APB Opinion No. 25, the issuance of stock options under such notes is in essence a new granting of options. By issuing nonrecourse notes, the

Company extended the original terms of the fixed award, creating a new measurement date. As such, additional compensation cost is recognized to the extent that the intrinsic value of the new award exceeds the original intrinsic value of the original award. For the year ended December 31, 1999, the Company recorded compensation expense of $2,190,989 to these individuals for the difference between the original intrinsic value and the intrinsic value of the new award. The purchased shares are reflected as issued and outstanding, however the shares were pledged to the Company as collateral until the note was paid in full. The Company recorded notes receivable from shareholders totaling $1,081,251 for the exercise of these stock options. The promissory notes bear interest at 10% per annum with accrued interest to be paid quarterly until the notes are paid in full. Notes are due on or before April 1, 2001. The shareholders have ninety (90) days to cure any default caused by nonpayment of quarterly interest payments, after which they will suffer loss of the collateral pledged to secure payment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of the our common stock, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates.

         Based upon a review of the copies of the Section 16(a) reports furnished to us, or written representations from one or more of these persons that no annual Form 5 reports were required to be filed by them for the 1999 fiscal year, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners; except that Jack McMillan failed to file an initial report on Form 3, and two monthly reports covering 3 transactions on Form 4, but did report the initial Form 3 and transactions on his year-end report on Form 5, which was filed late; Allen Ringer failed to file an initial report on Form 3 for an affiliated company, and five monthly reports covering 6 transactions on Form 4, but did report the initial Form 3 and transactions on his year-end report on Form 5, which was filed late; Sam Ringer failed to file one monthly report covering one transaction on Form 4, but did report the transaction on his year-end report on Form 5, which was filed late; Joe Ringer failed to file one monthly report covering one transaction on Form 4, but did report the transaction on his year-end report on Form 5, which was filed late; Billy Anders, Sr. failed to file an initial report on Form 3, and five monthly reports covering 6 transactions on Form 4, but did report the initial Form 3 and transactions on his year-end report on Form 5, which was filed late; Alan Dernbach failed to file two monthly reports covering 2 transactions on Form 4, but did report the transactions on his year-end report on Form 5, which was filed late; Kurt Springman failed to include one item on a Form 3 previously filed and failed to file one monthly report covering one transaction on Form 4, but did report the Form 3 omission and the transaction on his year-end report on Form 5, which was filed late; Steve Thomson failed to file one monthly report covering one transaction on Form 4, but did report the transaction on his year-end report on Form 5, which was filed late.

                                 PROPOSAL NO. 2

         CHANGE OUR STATE OF INCORPORATION FROM MINNESOTA TO WASHINGTON

         At the Annual Meeting, the shareholders will be requested to approve a change in the Company's state of incorporation from Minnesota to Washington (the "Reincorporation"). In preparation for the submission of this proposal to the shareholders, the Company ("LION Minnesota") has formed a wholly-owned Washington subsidiary named LION Inc. ("LION Washington"). The Board has approved the Reincorporation, which, if approved by the Shareholders, will be accomplished by merging LION Minnesota with and into LION Washington. For the reasons set forth below, the Board believes that the best interests of the Company and its Shareholders will be served by the Reincorporation. The proposal to change our state of incorporation does not give shareholders of the Company dissenters' or appraisal rights under Minnesota law. As used in this section, the term "Company" refers to LION Minnesota or LION Washington or both, as the context requires.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         Upon effectiveness of the merger, our name will be changed to LION Inc. Under our current Minnesota corporate charter, our name is Plenum Communications, Inc. We currently conduct business under the name LION Inc., and the Reincorporation will complete a process that began last year. In a Special Meeting of shareholders held August 20, 1999, shareholders authorized the amendment of our articles of incorporation to change our name from Plenum Communications, Inc. to LION Inc. However, the name LION Inc. is currently in use in Minnesota, and has not been available. In order to facilitate the Reincorporation and ensure the availability of its name, the Company has registered the name LION Inc. as a trade name in the State of Washington.

         The principal factor in the Board of Directors' recommendation to reincorporate in Washington is to effectuate the change of the Company's name to LION Inc., the name under which we presently conduct business.
Another reason is that our corporate headquarters are located in Washington.

PLAN OF MERGER

         The Company will be merged with and into LION Washington pursuant to the terms of the proposed Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached to this Proxy Statement as EXHIBIT A. Upon the completion of the merger, the owner of each outstanding share of common stock or Series A Preferred Stock of the Company will automatically own one share of common stock or Series A Preferred Stock of LION Washington, respectively. Each outstanding certificate representing a share or shares of the Company's stock will continue to represent the same number of shares in LION Washington (e.g., a certificate representing one share of the Company's common stock will then equal one share of LION Washington common stock). On the effective date of the Reincorporation, the number of outstanding shares of common stock and preferred stock of LION Washington will be equal to the number of shares of LION Minnesota outstanding immediately prior to the effective date of the Reincorporation. It will not be necessary for shareholders of the Company to exchange their existing stock certificates. The Company's common stock will continue to be traded on the OTC Bulletin Board under the symbol "LINN" subsequent to the merger.

         In addition, each outstanding option or right to acquire shares of common stock or preferred stock of the Company, including options outstanding under the Company's stock option plans, as well as outstanding options, convertible securities and purchase rights issued outside of any plan, will be converted into an option or right to acquire an equal number of shares of common stock or preferred stock of LION Washington, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1998 Stock Option Plan, will be adopted and continued by LION Washington following the Reincorporation. Shareholders should recognize that approval of the proposed Reincorporation will constitute approval of the adoption and assumption of those plans by LION Washington.

EFFECT OF REINCORPORATION

         As a result of the Reincorporation, the existing shareholders of LION Minnesota will become shareholders of LION Washington and LION Minnesota will cease to exist. The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Reincorporation will not result in any change in its business, management, location of the Company's principal executive offices, assets, liabilities, net worth or accounting practices. The Reincorporation will not result in a change in the number of authorized shares of common stock or preferred stock. Moreover, as noted above, the shares of common stock will continue to be publicly traded and reported on the OTC Bulletin Board.

         In addition, as part of the Reincorporation, LION Washington will assume all of the liabilities and obligations of the Company, including those obligations under all of its outstanding stock options, convertible securities, purchase rights and under all existing stock option plans. The Company expects to continue all other employee benefit plans and arrangements without material change. The Reincorporation will not give rise to any dissenters' or appraisal rights under Minnesota corporate law.

EFFECTIVE DATE

         Subject to the terms and conditions of the Reincorporation, the Company intends to file, as soon as practicable after the adoption and approval of the Plan of Merger by the shareholders of the Company, appropriate merger documents with the Secretary of State of Minnesota and the Secretary of State of Washington. It is presently contemplated that such filings will be made on or about December 1, 2000. Filings generally are effective on the date they are completed unless a delayed effective time and date is specified. The Plan of Merger specifies a delayed effective date of December 31, 2000. Accordingly, the Reincorporation shall become effective on December 31, 2000 (the "Effective Date"). The Plan of Merger, however, provides that the Merger may be abandoned by the Board prior to the Effective Date either before or after shareholder approval. In addition, the Plan of Merger may be amended prior to the Effective Date, either before or after shareholder approval. The Plan of Merger, however, may not be amended after shareholder approval if such amendment would have a material adverse effect on the rights of such shareholders or violate applicable law.

CERTAIN DIFFERENCES IN CORPORATE LAW AND CORPORATE CHARTERS

         Our corporate affairs are governed at present by the corporate law of Minnesota, our state of incorporation, and by the Minnesota Articles and the Minnesota Bylaws, which have been adopted pursuant to Minnesota law. The Minnesota Articles and Minnesota Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at LION Inc., 2201 Lind Ave. SW, Ste. 200, Renton, WA 98055. Attention: Corporate Secretary.

         If the Reincorporation is approved, the Company will merge into, and its business will be continued by, LION Washington. Following the merger, issues of corporate governance and control would be controlled by Washington rather than Minnesota law, and by new articles of incorporation and bylaws, which have been adopted pursuant to Washington law. Copies of the Articles of Incorporation

("Washington Articles") and Bylaws ("Washington Bylaws") of LION Washington are attached to this Proxy Statement as EXHIBITS B AND C, respectively.

         Although Washington and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the Reincorporation is consummated. Accordingly, the differences among these documents and between Washington and Minnesota law are relevant to your decision whether to approve the Reincorporation. The following discussion summarizes certain differences which may be considered by management to be significant.

- ANTI-TAKEOVER LEGISLATION. Both Minnesota law and Washington law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of Minnesota law and Washington law differ in a number of respects, and the following is a summary of certain significant differences.

     A. CONTROL SHARE ACQUISITION. The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover of an "issuing public corporation" For purposes of Minnesota law, an "issuing public corporation" is a corporation having 50 shareholders, and which has its principal place of business or substantial assets located in Minnesota. LION Minnesota has neither its principal place of business or substantial assets located in Minnesota, and is not currently subject to the Minnesota statute. Washington law has no comparable provision, although as discussed below it does have provisions with respect to acquisitions and business combinations.

     B. BUSINESS COMBINATIONS. Both Minnesota and Washington have business combination statutes that are intended primarily to deter highly-leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing or to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statutes argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

          Minnesota law provides that an "issuing public corporation" (defined in Subsection A above) may not engage in certain business combinations with any person that acquires beneficial ownership of 10 percent or more of the voting stock of that corporation (i.e., an "interested shareholder") for a period of four years following the date that the person became an interested shareholder (the "share acquisition date") unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares.

          Only defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of five percent or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder; and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges or other financial assistance or tax advances or credits from the corporation.

          For purposes of selecting a committee to approve a business combination or a share acquisition, a director or person is "disinterested" under Minnesota law if the director or person is neither an officer nor an employee, nor within five years preceding the formation of the committee has been an officer or employee of the issuing public corporation or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

          Washington law prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" (such as a merger or sale of assets) with an "acquiring person" who acquires more than 10% of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction is approved by a majority of the members of the target corporation's board of directors prior to the date of the acquisition or the purchase of the shares made by the acquiring person or unless the aggregate amount of the cash and the market value of non-cash consideration received by holders of outstanding shares of any class or series of stock of the target corporation is equal to certain minimum amounts. For a domestic corporation to be covered by this provision of Washington law, it must have a class of voting shares registered with the SEC under the Securities Exchange Act of 1934. Because our common stock is so registered, LION Washington would be covered by these provisions. For a foreign corporation to be covered by these provisions, among other requirements, it must have its principal executive office located in Washington, and meet certain significant Washington business contact tests relating to shareholders, location of assets, and location of employees. Even as a Minnesota corporation, we are likely covered by these provisions.

          In comparison, the law with respect to business combinations is similar in Washington and Minnesota. In both states an interested shareholder is one who owns 10 percent of the outstanding shares. In both states, a person is deemed to beneficially own shares which that person has the right to acquire pursuant to the exercise of stock options, warrants or other rights. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, while the waiting period is five years in Washington. Both states have a potentially broad definition of a business combination which encompasses a large variety of transactions. In both states, a prohibited transaction is only permitted by advance board committee approval.

     C. OTHER ANTI-TAKEOVER PROVISIONS. Minnesota law includes three other provisions relating to takeovers that are not included in Washington law. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the board of directors in connection with the consideration of takeover proposals.

          Minnesota law contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as "golden parachutes") that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders.

          Minnesota law also contains a provision which limits the ability of a corporation to repurchase shares at a price above market value (commonly referred to as "greenmail"). The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than five percent of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is made at an equal value per share to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

         Minnesota law authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

-    SHAREHOLDER VOTING

     A. SIGNIFICANT CORPORATE TRANSACTIONS. Under Washington law, significant corporate transactions, such as a merger, consolidation, sale of substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion (but not less than a majority) is specified in the articles of incorporation. The Washington Articles provide that these significant corporate transactions must be approved by each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be cast by that voting group.

          Washington law also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments, (ii) no change occurs in the number, designations, preferences, limitations, and relative rights of shares held by those shareholders who were shareholders prior to the merger,
          (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation's articles of incorporation immediately prior to the merger, and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation's articles of incorporation immediately prior to the merger.

          Under Minnesota law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions.

     B. CLASS VOTING. Under Washington law, the articles of incorporation of a corporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Under Minnesota law, all shares are of one class and one series, unless the articles establish, or authorize the board to establish, more than one class or series.

          Both the Minnesota and the Washington Articles provide that all common stock votes together as a single class, but authorize the directors to issue preferred stock in series and to fix the voting powers and rights of the shares of each such series. Both the Minnesota and the Washington Articles provide that the Series A Preferred Stock votes together as a single class with common stock. Under both Washington and Minnesota law, a corporation's articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation that adversely affect the rights of holders of that class.

     C. CUMULATIVE VOTING FOR DIRECTORS. Minnesota and Washington law both provide that each stockholder entitled to vote for directors has the right to cumulate those votes in the election of directors by giving written notice of intent to do so, unless the corporation's articles of incorporation provide otherwise. Under the Washington Articles and the Minnesota Articles, no such cumulative voting exists.

- DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY. Minnesota and Washington law provide that a director shall discharge the director's duties in good faith, in a manner the director reasonably believed to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would have exercised under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation for any action taken as a director, or any failure to take any action.

- LIMITATION OR ELIMINATION OF DIRECTORS' PERSONAL LIABILITY. Minnesota law provides that, if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit,
     (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective.

     Washington law provides that a corporation's articles of incorporation may include a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director. The provision, however, may not eliminate or limit liability of a director for acts or omissions that involve intentional misconduct by a director, a knowing violation of law by a director, for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. The Washington Articles include this limitation of liability.

- INDEMNIFICATION. Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in or not opposed to the best interest of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

     Under Washington law, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of the directors finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of the director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.

     Written commentary by the drafters of the Washington law specifically indicates that, under Washington law, in a proceeding by or in the right of a corporation (e.g., a shareholder derivative suit), a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding for the individual's reasonable expenses incurred in connection with the proceeding if the individual acted in good faith, and, in the case of conduct in the individual's official capacity, he or she reasonably believed his or her conduct was in the best interests of the corporation (in all other cases, the individual must have reasonably believed that the conduct was not opposed to the corporation's best interests). In the case of a criminal proceeding, the individual must have had no reasonable cause to believe the conduct was unlawful. A corporation may not indemnify a director if the director is adjudged liable to the corporation, or the director is adjudged liable for receiving improper personal benefit in an action charging the same. The Washington Articles provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Washington law.

- APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER ACTIONS. Under Minnesota law and Washington law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Both Minnesota and Washington law, in general, afford dissenters' rights upon certain amendments to the articles that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets, and upon mergers, consolidations, or share exchanges, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

- CONFLICTS OF INTEREST. Under Minnesota law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the conflict, provided that the contract or transaction is fair and reasonable at the time it is authorized, it is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote.

     Washington law sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors, but no fewer than two;
     (ii) it is approved by the affirmative vote of all qualified shares; or
     (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have a conflicting interest respecting the transaction, or a familial, financial, professional, or employment relationship with a second director which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction. Washington law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction.

- CLASSIFIED BOARD OF DIRECTORS. Both Minnesota and Washington permit a corporation's charter documents to provide for a classified board of directors. Washington permits a maximum of three classes; Minnesota law does not limit the number of classes. The Washington Articles do not make provision for a classified board.

- REMOVAL OF DIRECTORS. Under Minnesota law, in general, unless a corporation's articles provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders. Under Washington law, a director of a corporation may be removed with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares may participate in the vote to remove the director. The Washington Articles do not make provision for removal only for cause.

- VACANCIES ON BOARD OF DIRECTORS. Under Minnesota and Washington law, unless the articles or bylaws provide otherwise, a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum; a newly created directorship resulting from an increase in the number of directors may be filled by the board; and any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders.

- ANNUAL MEETINGS OF STOCKHOLDERS. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding 3 percent or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Washington law provides that if an annual meeting was not held within the earlier of six months after the end of the corporation's fiscal year or fifteen months after its last annual meeting, any shareholder may demand a meeting.

- SPECIAL MEETINGS OF STOCKHOLDERS. Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10 percent or more of the voting power of all shares entitled to vote, may call a special meeting of the stockholders, except that a special meeting concerning a business combination must be called by 25 percent of the voting power of all shares entitled to vote. Under Washington law, the board of directors or those persons authorized by the corporation's articles of incorporation or bylaws may call a special meeting of the corporation's stockholders. In addition, unless limited by the articles of incorporation, holders of at least ten percent of all the votes entitled to be cast on any issue may call a special meeting of the stockholders. The Washington Articles provide that the Chairman of the Board, the President or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders may be called by the holders of not less than ten percent of all the votes entitled to be cast on any issue.

- VOLUNTARY DISSOLUTION. Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Washington law provides that voluntary dissolution of a corporation first must be recommended by the board of directors unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. The shareholders entitled to vote must approve the proposal to dissolve.

- INVOLUNTARY DISSOLUTION. Minnesota and Washington law provide that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock (and, in Washington, irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock); (b) the directors or control persons have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) in Minnesota, the duration of the corporation has expired, or in Washington, the corporation has ceased all business activity and has failed, within a reasonable time, to dissolve, to liquidate its assets, or to distribute its remaining assets among its shareholders.

- AMENDMENT OF THE BYLAWS. Minnesota law provides that, unless reserved by the articles to the shareholders, the power to adopt, amend or repeal a corporation's bylaws is vested in the board, subject to the power of the shareholders to adopt, repeal or amend the bylaws. After adoption of initial bylaws, the board of a Minnesota corporation cannot adopt, amend or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications qualifications or terms of office, but may adopt or amend a bylaw to increase the number of directors.

     Washington law vests the power to adopt, amend or repeal bylaws in the board, unless reserved by the articles exclusively to the shareholders. Under Washington law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend or repeal bylaws. The Washington Articles authorize the Board of Directors to make, alter or repeal any or all of the bylaws, to the fullest extent provided by Washington law.

- AMENDMENT OF ARTICLES. Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding three percent or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

     Washington law authorizes a corporation's board of directors to make various changes to its articles of incorporation without shareholder approval. These changes of an administrative nature include changes of corporate name, of the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and to change or eliminate provisions with respect to par value of its shares. Otherwise, amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation. Such amendment then must be approved by two-thirds of all votes entitled to be cast by each voting group which has a right to vote on the amendment, unless another proportion (but not less than a majority) is specified in the articles of incorporation, by the board of directors as a condition to its recommendation, or by provisions of Washington law. The Washington Articles provide that, except as expressly reserved to the Board of Directors by Washington law for certain modifications, the power to alter, amend or repeal the Articles of Incorporation is vested exclusively in the shareholders and must be approved by each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be cast by that voting group.

- PROXIES. Both Minnesota law and Washington law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under both Minnesota and Washington law it is valid for eleven months.

- PREEMPTIVE RIGHTS. Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. Under Washington law, a similar preemptive right to acquire proportional amounts of the corporation's unissued shares exists, unless the articles of incorporation specify otherwise. Neither the Washington Articles nor the Minnesota Articles provide for any preemptive rights.

- SHAREHOLDERS' ACTION WITHOUT A MEETING. Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota corporation's articles. Washington law permits non-public companies to take an action if a written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Generally, holders of a majority of outstanding shares could effect such an action. However, under Washington law public companies may take actions by written consent without a meeting only if written consent is signed by all of the shareholders entitled to vote on such action. The Company is a public company. Washington law does not allow the requirement of unanimous consent to be restricted by a Washington corporation's articles.

- STOCK REPURCHASES. A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Washington law, a corporation may acquire its own shares except when the corporation would not be able to pay its debts as they become due in the usual course of business; or the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. There is no such provision in the Washington Articles.

- CAPITALIZATION; BLANK CHECK PREFERRED. LION Minnesota's capital stock consists of 50,000,000 authorized shares of common stock, $.001 par value, of which 33,337,811 shares were issued and outstanding as of the Record Date, and 5,000,000 authorized shares of preferred stock, $.001 par value, of which 1,500,000 shares were outstanding as of the Record Date. Upon the effectiveness of the Reincorporation, LION Washington will have the same number of outstanding shares of common stock that the Company had outstanding immediately prior to the Reincorporation. The capitalization of the LION Washington is identical to the capitalization of LION Minnesota with authorized capital stock of 50,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value. The LION Washington's authorized but unissued shares of preferred stock will be available for future issuance.

     Under the Washington Articles, as under the Minnesota Articles, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof. The Board may authorize the issuance of preferred stock for the purpose of adopting shareholder rights plans and in connection with various corporate transactions, including corporate partnering arrangements. If the Reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of preferred stock, except as required by law or regulation.

OTHER DIFFERENCES IN THE CHARTER DOCUMENTS AND BYLAWS

         The Washington Articles and Bylaws differ from the Minnesota Articles and Bylaws in other aspects. These differences generally are reflective of technical differences between Washington and Minnesota law and a policy decision not to include provisions which are adequately covered by statute or not required to be included in such charter documents. The foregoing discussion is an attempt to summarize the more important differences in the corporation laws of Washington and Minnesota and is not an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to the Washington General Corporation Law and to the Minnesota General Corporation Law. In addition, both Washington and Minnesota law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles or bylaws of the corporation.

TAX CONSEQUENCES

         The Reincorporation provided for in the Merger Agreement is intended to be tax free under the Internal Revenue Code. Accordingly, it is anticipated that no gain or loss will be recognized by the Company's shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each shareholder will have a tax basis in the shares of capital stock of LION Washington deemed received equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor. Provided that the shareholder held the shares of capital stock as a capital asset, each such shareholder's holding period for the shares of capital stock of LION Washington deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by LION Minnesota or LION Washington, and LION Washington will succeed, without adjustment, to the tax attributes of the Company. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

         The foregoing is only a summary of certain federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.


VOTE REQUIRED AND BOARD RECOMMENDATION

         Approval of the Reincorporation will require the affirmative vote of a majority of the outstanding voting shares of the Company. The holders of Series A Preferred Stock are entitled to vote together with holders of common stock. As a result, the Reincorporation will not be effected if less than 50 percent of the outstanding shares are voted in favor of the Reincorporation.

         The Board recommends voting "FOR" the Reincorporation, merger and Plan of Merger related thereto. A vote FOR the Reincorporation proposal will constitute approval of the merger, the Washington Articles, the Washington Bylaws, the adoption and assumption by LION Washington of each of the Company's stock option, stock purchase and employee benefit plans and all other aspects of this Proposal No. 2.


                                 PROPOSAL NO. 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Grant Thornton LLP has audited the Company's financial statements since the year ended December 31, 1997. The Board has selected Grant Thornton LLP as independent public accountants for the Company for the year ending December 31, 2000. Shareholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. However, the Board is submitting the selection of Grant Thornton LLP for shareholder ratification as a matter of good corporate practice. The persons named in the accompanying proxy will vote the Common Stock represented by the proxy for ratification of the selection of Grant Thornton LLP, unless a contrary choice has been specified in the proxy. If the shareholders fail to ratify the appointment, the Board of Directors will reconsider its selection, although the Board would not be required to select different independent public accountants for the Company. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and the shareholders' best interests.

         A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is expected to be available to respond to appropriate questions.


VOTE REQUIRED AND BOARD RECOMMENDATION

         The affirmative vote by holders of a majority of the shares present and entitled to vote will be required to ratify the selection. The Board recommends voting "FOR" the Proposal.


                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that may come before the Annual Meeting, but if any are properly presented at the Annual Meeting, or any adjournments or postponements, the persons named in the enclosed proxy will vote the proxy and act according to their best judgment.

                              SHAREHOLDER PROPOSALS

         In order for proposals of shareholders to be included in the proxy materials for presentation at the 2001 Annual Meeting of Shareholders, such proposals must be received by the Corporate Secretary no later than January 31, 2001.


                     AVAILABILITY OF REPORTS ON FORM 10-KSB

         We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-KSB for the year ended December 31, 1999, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-KSB should be directed to Investor Relations, LION Inc., 2201 Lind Ave. SW, Ste. 200, Renton, WA 98055.


                                OTHER INFORMATION

         Our 2000 Annual Report for the fiscal year ended December 31, 1999 was mailed to shareholders together with the mailing of this Proxy Statement. Shareholders who did not receive a copy of the 2000 Annual Report with their Proxy Statement may obtain a copy by writing to or calling Dave Charnock, Investor Relations, LION Inc., 2201 Lind Ave. SW, Ste. 200, Renton, WA 98055, telephone number (888) 541-5466.


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        -------------------------------------
                                        L.O. FALK
                                        Secretary

                                      PROXY
                                    LION INC.

                ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 28, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED (SEE REVERSE SIDE OF THIS PROXY) REVOKES ALL PREVIOUS PROXIES, ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SHAREHOLDERS MEETING TO BE HELD NOVEMBER 28, 2000 AND THE PROXY STATEMENT, AND APPOINTS JOHN A. MCMILLAN AND ALLEN C. RINGER, OR EITHER OF THEM THE PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK OF PLENUM COMMUNICATIONS, INC., DBA LION INC. THAT THE UNDERSIGNED IS ENTITLED TO VOTE, EITHER ON HIS OR HER OWN BEHALF OR ON BEHALF OF AN ENTITY OR ENTITIES, AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON NOVEMBER 28, 2000,, AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, WITH THE SAME FORCE AND EFFECT AS THE UNDERSIGNED MIGHT OR COULD DO IF PERSONALLY PRESENT. THE SHARES REPRESENTED BY THIS PROXY ARE AS OF OCTOBER 9, 2000, AND SHALL BE VOTED IN THE MANNER SET FORTH
BELOW:

1. TO ELECT FIVE MEMBERS OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED;

NOMINEES: 01 - SAM RINGER;     02 - J.C. "TUCK" MARSHALL; 03 - JOHN A. MCMILLAN;

          04 - KURT SPRINGMAN  05 - JACOB L. SMITH

         / /  FOR ALL NOMINEES                / /  WITHHELD FROM ALL NOMINEES

         / / WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NAME OR NUMBER(S) OF NOMINEES.

2. TO APPROVE THE CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM MINNESOTA TO WASHINGTON BY A MERGER WITH AND INTO A NEWLY FORMED, WHOLLY-OWNED WASHINGTON SUBSIDIARY.

           / /   FOR      / /   AGAINST       / /   ABSTAIN

3. TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS;

           / /   FOR      / /   AGAINST       / /   ABSTAIN

4. TO ACT UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

           / /   FOR      / /   AGAINST       / /   ABSTAIN

THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED ON THE ABOVE ITEMS BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE. UNLESS OTHERWISE SPECIFIED, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED FOR PROPOSALS 1-4, AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (SEE NOTES TO THIS PROXY ON REVERSE SIDE).

           DATED               , 2000     DATED              , 2000
                 --------------                --------------


           --------------------           -------------------
           SIGNATURE                      SIGNATURE

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

                                    LION INC.
                 ANNUAL MEETING TO BE HELD ON NOVEMBER 28, 2000
                           FOR HOLDERS AS OF 10/09/00



NOTES

1. The shares represented by this proxy will be voted or withheld from voting at the Annual Meeting as requested by a shareholder or proxyholder (provided the instructions are certain). If the shareholder (or an intermediary holding shares on behalf of an unregistered shareholder) has specified a choice with respect to any of the items herein by marking an "X" in the space provided for that purpose, the shares will be voted in accordance with that choice. If no choice is specified, the proxyholder, if one proposed by management, intends to vote the shares as if the shareholder had specified an affirmative vote. If any amendments or variations to matters identified in the Notice of Meeting are proposed at the meeting or if any other matters properly come before the meeting, discretionary authority is hereby conferred with respect thereto.

2. This Proxy will not be valid unless it is dated and signed by the shareholder, by his or her attorney authorized in writing or by the intermediary. In the case of a corporation, this Proxy must be signed under its full corporate name by a duly authorized officer or person.

3. To be effective, the Proxy together with the power of attorney or other authority, if any, under which it was signed must be received by the Company prior to Annual Meeting.

YOUR NAME AND ADDRESS ARE SHOWN AS REGISTERED - PLEASE NOTIFY THE COMPANY OF ANY CHANGE IN YOUR ADDRESS.

/ /  MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

                                                                       EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER


         This Agreement and Plan of Merger (hereinafter called the "Merger Agreement") is made as of November 28, 2000, by and between Plenum Communications Inc., dba LION Inc., a Minnesota corporation ("LION Minnesota"), and LION Inc., a Washington corporation ("LION Washington"). LION Minnesota and LION Washington are sometimes referred to as the "Constituent Corporations."

1.0   RECITALS

         1.1 Each of the Constituent Corporations is a corporation organized and existing under the laws of its respective state as indicated in the first paragraph of this Agreement.

         1.2 The authorized capital stock of LION Minnesota consists of fifty million (50,000,000) shares of common stock, $.001 par value, and five million (5,000,000) shares of preferred stock, $.001 par value. The authorized capital stock of LION Washington, upon effectuation of the transactions set forth in this Merger Agreement, will consist of fifty million (50,000,000) shares of common stock, $.001 par value, and five million (5,000,000) shares of preferred stock, $.001 par value.

         1.3 The directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that LION Minnesota merge into LION Washington upon the terms and conditions herein provided.

         1.4 NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that LION Minnesota shall merge into LION Washington on the following terms, conditions and other provisions:


2.0   TERMS AND CONDITIONS

         2.1 MERGER AND EFFECTIVE DATE. LION Minnesota shall be merged with and into LION Washington (the "Merger"), and LION Washington shall be the surviving corporation (the "Surviving Corporation"). The Merger shall not be effective immediately upon the date appropriate merger documents are filed with the Secretary of State of Minnesota and the Secretary of State of Washington, but rather on the delayed effective date of December 31, 2000 (the "Effective Date").

         2.2 NAME OF CORPORATION. On the Effective Date, the name of LION Washington shall be LION Inc.

         2.3 SUCCESSION. On the Effective Date, LION Washington shall continue its corporate existence under the laws of the State of Washington, and the separate existence and corporate organization of LION Minnesota, except insofar as it may be continued by operation of law, shall be terminated and cease.

         2.4 TRANSFER OF ASSETS AND LIABILITIES. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all and singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; PROVIDED, HOWEVER, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         2.5 COMMON AND PREFERRED STOCK OF LION MINNESOTA AND LION WASHINGTON. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders: (a) each share of Common Stock of LION Minnesota issued and outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of the Common Stock of LION Washington and each share of common stock of LION Washington issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares; and (b) each share of Series A Preferred Stock of LION Minnesota issued and outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Series A Preferred Stock of LION Washington, with identical rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock.

         2.6 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock or of the Preferred Stock of LION Minnesota shall be deemed for all purposes to evidence ownership of and to represent the shares of LION Washington into which the shares of LION Minnesota represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of LION Washington. However, shareholders may exchange their certificates if they so choose. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of LION Washington evidenced by such outstanding certificate as above provided.

         2.7 OPTIONS. On the Effective Date, the Surviving Corporation will assume and continue LION Minnesota's 1998 Stock Option Plan and the outstanding and unexercised portions of all options to purchase Common Stock of LION Minnesota, including without limitation all options outstanding under such stock plans and any other outstanding options, shall be converted into options of LION Washington, such that an option for one (1) share of LION Minnesota shall be converted into an option for one (1) share of LION Washington, with no change in the exercise price of the LION Washington option. No other changes in the terms and conditions of such options will occur. Effective on the Effective Date,

LION Washington hereby assumes the outstanding and unexercised portions of such options and the obligations of LION Minnesota with respect thereto.

         2.8 ACQUISITION RIGHTS. On the Effective Date, all outstanding and unexercised warrants, convertible debentures or other rights to acquire stock of LION Minnesota (such warrants, debentures and other rights collectively, "Acquisition Rights") shall become Acquisition Rights to acquire stock of LION Washington, with no changes in the terms or conditions of such Acquisition Rights. Effective on the Effective Date, LION Washington hereby assumes the outstanding and unexercised portions of such Acquisition Rights and the obligations of LION Minnesota with respect thereto.

         2.9 EMPLOYEE BENEFIT PLANS. On the Effective Date, the Surviving Corporation shall assume all obligations of LION Minnesota under any and all employee benefit plans in effect as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger and shall reserve that number of shares of LION Washington Common Stock with respect to each such employee benefit plan as is proportional to the number of shares of LION Minnesota Common Stock (if any) so reserved on the Effective Date.


3.0   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         3.1 ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and Bylaws of LION Washington in effect on the Effective Date shall continue to be the Articles of Incorporation and Bylaws of the Surviving Corporation.

         3.2 DIRECTORS. The directors of LION Minnesota immediately preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms and until their successors are elected and qualified.

         3.3 OFFICERS. The officers of LION Minnesota immediately preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.


4.0   MISCELLANEOUS

         4.1 FURTHER ASSURANCES. From time to time, and when required by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of LION Minnesota such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of LION Minnesota and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of LION Minnesota or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         4.2 AMENDMENT. At any time before or after approval by the shareholders of LION Minnesota, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of LION Minnesota, the principal terms may not be amended without the further approval of the shareholders of LION Minnesota) as may be determined in the judgment of the respective Board of Directors of LION Washington and LION Minnesota to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

         4.3 CONDITIONS TO MERGER. The obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

        (a) the Merger shall have been approved by the shareholders of LION Minnesota in accordance with applicable provisions of the Business Corporation Act of the State of Minnesota; and

        (b) LION Minnesota, as sole stockholder of LION Washington, shall have approved the Merger in accordance with the Business Corporation Act of the State of Washington; and

        (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of LION Minnesota to be material to consummation of the Merger shall have been obtained.

         4.4 ABANDONMENT OR DEFERRAL. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either LION Minnesota or LION Washington or both, notwithstanding the approval of this Merger Agreement by the shareholders of LION Minnesota or LION Washington, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of LION Minnesota and LION Washington, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that LION Minnesota shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

         4.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of LION Minnesota and LION Washington, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

PLENUM COMMUNICATIONS, INC.                     LION INC.
a Minnesota corporation                         a Washington corporation

By                                              By
  ----------------------                          ----------------------
      John A. McMillan                          John A. McMillan
      Chairman of the Board                     Chief Executive Officer
      Chief Executive Officer

ATTEST:


------------------------
L. O. Falk
Secretary

                                                                       EXHIBIT B



                            ARTICLES OF INCORPORATION
                                       OF
                                    LION INC.



                                   ARTICLE I.
                                      NAME

         The name of this corporation is LION Inc. (the "Company").


                                   ARTICLE II.
                                    DURATION

         The Company is to have perpetual existence.


                                  ARTICLE III.
                           REGISTERED OFFICE AND AGENT

         The principal office of the Company in the State of Washington is 2201 Lind Avenue S.W., Suite 200, Renton, WA 98055. The initial registered agent is John A. McMillan of the same address.


                                   ARTICLE IV.
                               PURPOSES AND POWERS

         The purposes and powers of the Company are:

         1. To engage in any lawful activities for which companies may be organized under the Washington Business Corporation Act.

         2. To do anything which shall appear necessary or beneficial to the Company in connection with (a) its operation, (b) accomplishment of its purposes, or (c) exercise of its powers set forth in these Articles.

                                   ARTICLE V.
                                 CAPITALIZATION

         The Company is authorized to issue Fifty-Five Million (55,0000,000) shares of its capital stock, which shall be divided into two classes known as Common Stock and Preferred Stock, respectively. No capital stock, after the amount of the subscription price or par value has been paid, is subject to assessment to pay the debts of the Company.

         The total number of shares of Common Stock which the Company is authorized to issue is 50,000,000 with par value of $.001 per share. The total number of shares of Preferred Stock which the Company is authorized to issue is 5,000,000 with par value of $.001 per share.

         The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company is hereby authorized, within the limitations and restrictions prescribed by law or stated in these Articles of Incorporation, to provide for the issuance of Preferred Stock in series and (i) to establish from time to time the number of shares to be included in each such series; (ii) to fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rates, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock; and (iii) to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

              SERIES A PREFERRED STOCK

              The first series of Preferred Stock shall be designated "Series A Preferred Stock" and shall consist of Four Million Seven Hundred Eighty Two Thousand Six Hundred and Eight (4,782,608) shares. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below:

                  1. DIVIDEND PROVISIONS. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends out of any assets legally available therefor, on a parity with any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at a rate per share of the Series A Preferred Stock (on an as-converted into that number of shares of Common Stock into which each share of Series A Preferred Stock could then be converted) equal to the rate payable per share of Common Stock, payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. No dividend shall be paid on the Common Stock in any fiscal year unless a dividend shall first have been paid in full on the Series A Preferred Stock in an amount for each such share of Series A Preferred Stock equal to the aggregate amount of dividends for all shares of Common Stock into which each such share of Series A Preferred Stock could then be converted.

                  2.  LIQUIDATION.

                           a. PREFERENCE. In the event of any liquidation,
dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount for each share then held by them equal to the price per share (the "Original Purchase Price") (appropriately adjusted to reflect stock splits, stock dividends, stock combinations, recapitalizations and the like) at which such share of Series A Preferred Stock is purchased pursuant to the terms of that certain Series A Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of April 28, 2000, by and among the Company and the purchasers party thereto, as determined on a share by share basis, plus declared but unpaid dividends (appropriately adjusted to reflect stock splits, stock dividends, stock combinations, recapitalizations and the like). If the assets and funds of the Corporation to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the aggregate preferential amounts each such holder is otherwise entitled to receive.

                           b. REMAINING ASSETS. Upon the completion of the
distribution required by Section 2(a) above, the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of the Common Stock and Series A Preferred Stock (on an as-converted into that number of shares of Common Stock into which each share of Series A Preferred Stock could then be converted) pro rata based on the number of shares of Common Stock then held by each of them.

                           c. CERTAIN ACQUISITIONS.

                                    (i)   DEEMED LIQUIDATION. For purposes of
this Section 2, a liquidation, dissolution or winding up of the Corporation shall be deemed to occur if the Corporation shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of, PROVIDED, that this Section 2(c)(i) shall not apply to a merger effected solely for the purpose of changing the domicile of the Corporation.

                                    (ii)  VALUATION OF CONSIDERATION. In the
event of a deemed liquidation as described in Section 2(c)(i) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                                            (A) Securities not subject to
investment letter or other similar restrictions on free marketability:

                                                     (1) If traded on a
securities exchange or The Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day (30) period ending three (3) days prior to the closing;

                                                     (2) If actively traded
over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day (30) period ending three (3) days prior to the closing; and

                                                     (3) If there is no active
public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock, and if not so mutually determined, then the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred stock will choose an independent third party to determine the appropriate value.

                                            (B) The method of valuation of
securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock, and if not so mutually determined, then the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred Stock will choose an independent third party to determine the appropriate value.

                                    (iii) NOTICE OF TRANSACTION. The Corporation
shall give each holder of record of at least 200,000 shares of Series A Preferred Stock written notice of such impending transaction not later than fifteen (15) days prior to the shareholders' meeting called to approve such transaction, or fifteen (15) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than fifteen (15) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; PROVIDED, HOWEVER, that such periods may be shortened upon the written consent of the holders of Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Series A Preferred Stock.

                  3. REDEMPTION. The Series A Preferred Stock is not redeemable.

                  4. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "CONVERSION RIGHTS"):

                           a. RIGHT TO CONVERT. Subject to Section 4(c), each
share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Purchase Price for each share of Series A Preferred Stock by the Conversion Price, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share of Series A Preferred Stock shall be the Original Purchase Price. The initial Conversion Price shall be subject to adjustment as set forth in Section 4(d).

                           b. AUTOMATIC CONVERSION. Each share of Series A
Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (i) except as provided below in Section 4(c), the Corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the public offering price of which is not less than $2.00 per share (appropriately adjusted to reflect subsequent stock splits, stock dividends, combinations or other recapitalizations) and which results in aggregate cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and commissions), (ii) the date specified by written consent or agreement of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, or (iii) the date on which a majority of shares of Series A Preferred Stock originally issued (appropriately adjusted to reflect stock splits, stock dividends, stock combinations, recapitalizations and the like) are voluntarily converted into shares of Common Stock pursuant to Section 4(a).

                           c. MECHANICS OF CONVERSION. Before any holder of
Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such shares of Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering such Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

                           d. CONVERSION PRICE ADJUSTMENTS OF PREFERRED STOCK
FOR CERTAIN DILUTIVE ISSUANCES, SPLITS AND COMBINATIONS. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                                    (i) (A) If this Corporation shall issue,
after the date on which any shares of Series A Preferred Stock were first issued (the "PURCHASE DATE") any Additional Stock (as defined below in Section 4(d)(ii)) without consideration or for a consideration per share less than the applicable Conversion Price for shares of Series A Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the applicable Conversion Price for such Series A Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section 4(d)(i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock.

                                        (B) No adjustment of the Conversion
Price for shares of Series A Preferred Stock shall be made in an amount less than one hundredth of one cent per share; PROVIDED, that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 4(d)(i)(E)(3) and 4(d)(i)(E)(4), no adjustment of such Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing the applicable Conversion Price above the applicable Conversion Price in effect immediately prior to such adjustment.

                                        (C) In the case of the issuance of
shares of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.
                                        (D) In the case of the issuance of
shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors irrespective of any accounting treatment.
                                        (E) In the case of the issuance
(whether before, on or after the applicable Purchase Date) of options, warrants or other rights to purchase or subscribe for shares of Common Stock, securities by their terms convertible into or exchangeable for shares of Common Stock or options, warrants or other rights to purchase or subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4(d)(i) and Section 4(d)(ii):

                                                     (1) The aggregate maximum
number of shares of Common Stock deliverable on exercise (assuming the satisfaction of any conditions to exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options, warrants or other rights to purchase or subscribe for shares of Common Stock shall be deemed to have been issued at the time such options, warrants or other rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 4(d)(i)(C) and 4(d)(i)(D)), if any, received by this Corporation on the issuance of such options, warrants or other rights plus the minimum exercise price provided in such options, warrants or other rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                                                     (2) The aggregate maximum
number of shares of Common Stock deliverable on conversion of, or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments), any such convertible or exchangeable securities or on the exercise of options, warrants or other rights to purchase or subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options, warrants or other rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options, warrants or other rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) on the conversion or exchange of such securities or the exercise in full of any related options, warrants or other rights (the consideration in each case to be determined in the manner provided in Sections 4(d)(i)(C) and 4(d)(i)(D)).

                                                     (3) In the event of any
change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation on exercise of such options, warrants or other rights or on conversion of, or in exchange for, such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the applicable Conversion Price for shares of Series A Preferred Stock, to the extent in any way affected by or computed using such options, warrants or other rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration on the exercise of any such options, warrants or other rights or the conversion or exchange of such securities.

                                                     (4) On the expiration of
any such options, warrants or other rights, the termination of any such rights to convert or exchange or the expiration of any options, warrants or other rights related to such convertible or exchangeable securities, the applicable Conversion Price for shares of Series A Preferred Stock, to the extent in any way affected by or computed using such options, warrants or other rights or securities or options, warrants or other rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued on the exercise of such options, warrants or other rights, on the conversion or exchange of such securities or on the exercise of the options, warrants or other rights related to such securities.

                                                     (5) The number of shares of
Common Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(E)(3) or (4).

                                    (ii)  "ADDITIONAL STOCK" shall mean any
shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by this Corporation after the Purchase Date other than the Excluded Stock. "EXCLUDED STOCK" means the following:

                                         (A) shares of Common Stock issued or
issuable on conversion of the Series A Preferred Stock;

                                         (B) shares of Common Stock issued or
 issuable in a public offering, before or in connection with which all outstanding shares of Series A Preferred Stock will be converted to Common Stock;

                                         (C) shares of Common Stock or options
or warrants to purchase Common Stock, issued in any transaction pursuant to which the Corporation is acquiring substantially all of the outstanding common stock or other equity interests of any other corporation or entity or all or substantially all of the assets of any such entity if approved by a majority of the non-employee members of the Board of Directors;

                                         (D) shares of Common Stock or options
or warrants to purchase Common Stock issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions in an annual amount not to exceed twenty-five percent (25%) of the total amount of such loans or lease obligations entered into during such fiscal year that are approved by a majority of the non-employee members of the Board of Directors.

                                         (E) shares of Common Stock or options
or warrants to purchase Common Stock issued to any person or entity that a majority of the non-employee members of the Board of Directors, in the exercise of their reasonable business judgment, determine offer the Corporation a strategic advantage in the operation of the Corporation such that it would be desirable to enter into a license agreement, joint marketing agreement, technology development agreement or other similar strategic transactions with such person or entity;

                                         (F) shares of Common Stock issued upon
exercise of options, warrants, notes or other rights to acquire securities of the Corporation outstanding as of the Purchase Date;

                                         (G) shares of Common Stock issued or
issuable to employees, officers or directors of, or consultants or advisors to, the Corporation or any subsidiary, directly or pursuant to stock option plan or restricted stock purchase plan approved by the Board of Directors of the Corporation (including options granted prior to the issuance of the Series A Preferred Stock); and

                                         (H) shares of Common Stock issued
pursuant to a transaction described in Section 4(d)(iii) hereof.

                                    (iii) STOCK SPLITS AND DIVIDENDS. In the
event this Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common

Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "COMMON STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable on conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 4(d)(i)(E).

                                    (iv) REVERSE STOCK SPLITS. If the number
of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock then, following the record date of such combination, the applicable Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the outstanding shares of Common Stock as a result of such combination.

                           e. OTHER DISTRIBUTIONS. In the event the Corporation
shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(ii), then, in each such case for the purpose of Section 1 and this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

                           f. RECAPITALIZATIONS. If at any time or from time to
time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in Section 2 or this Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of such Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the applicable Conversion Price then in effect and the number of shares purchasable upon conversion of such Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

                           g. NO IMPAIRMENT. The Corporation will not, without
the consent of the holders of a majority of shares of Series A Preferred Stock, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

                           h. NO FRACTIONAL SHARES AND CERTIFICATE AS TO
ADJUSTMENTS.

                                    (i)   No fractional shares shall be issued
on the conversion of any share or shares of the Series A Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Corporation's Board of Directors) on the date of conversion.

                                    (ii)  On the occurrence of each  adjustment
or readjustment of the applicable Conversion Price of shares of Series A Preferred Stock pursuant to this Section 4, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based. This Corporation shall, on the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the applicable Conversion Price for such shares of Series A Preferred Stock at the time in effect and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received on the conversion of a share of Series A Preferred Stock.

                           i. NOTICES OF RECORD DATE. In the event of any taking
by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution or right (the "RECORD DATE"), a notice specifying the Record Date and the amount and character of such dividend, distribution or right.

                           j. RESERVATION OF STOCK ISSUABLE UPON CONVERSION.
This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to these Articles of Incorporation.

                           k. NOTICES. Any notice required by the provisions of
this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of this Corporation.

                  5. VOTING RIGHTS.

                           Except as otherwise required by law, the holder of
each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

                  6. PROTECTIVE PROVISIONS.

                           a. This Corporation shall not without first
obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

                                    (i)   amend or repeal any provision of, or
add any provision to, this Corporation's Articles of Incorporation or Bylaws to change the rights, preferences or privileges of the Series A Preferred Stock, or increase or decrease (other than by redemption or conversion) the number of authorized shares of Series A Preferred Stock;

                                    (ii)  authorize or issue, or obligate itself
to issue, any other security having a preference or being superior or having a priority over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends, redemption or on liquidation, including any such security convertible into or exercisable for any such security;

                                    (iii) effect a reclassification or
recapitalization of the outstanding capital stock of this Corporation into shares having a preference, being superior or having a priority over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends, redemption or on liquidation (as defined in Section 2(c));

                                    (iv)  alter or change the rights,
preferences or privileges of the Series A Preferred Stock or any other class of shares so as to materially and adversely affect the Series A Preferred Stock;

                                    (v)   redeem, purchase or otherwise  acquire
(or pay into or set aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; PROVIDED, HOWEVER, that this restriction shall not apply to the application of up to $50,000 of this Corporation's assets per annum to the repurchase of shares of Common Stock from employees, advisors, officers, directors, consultants or other persons performing services for this Corporation or any subsidiary on terms approved by the Board of Directors of this Corporation or the acquisition of shares of Common Stock pledged to secure loans made by the Corporation prior to the first issuance of the Series A Preferred Stock;

                                    (vi)  sell, lease, transfer convey, or
otherwise dispose of all or substantially all of its assets or business, merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation), effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this Corporation is disposed of, or otherwise effect a liquidation (as defined in Section 2(c)); PROVIDED, that, this Section 6(a)(vi) shall not apply to a merger effected solely for the purpose of changing the domicile of the Corporation or any other transaction in which the holders of the Series A Preferred Stock receive consideration having a value equal to or greater than $1.20 per share of Series A Preferred Stock (appropriately adjusted to reflect stock splits, stock dividends, stock combinations, recapitalizations and the like); or

                                    (vii) materially change the business of
this Corporation from the business in which this Corporation is engaged as of the first issuance of the Series A Preferred Stock.

                  7. STATUS OF CONVERTED STOCK. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. The Articles of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.


                                   ARTICLE VI.
                                CUMULATIVE VOTING

         No shareholder shall be entitled to cumulate his votes for election of Directors.


                                  ARTICLE VII.
                                PREEMPTIVE RIGHTS

      Unless otherwise determined by the Board of Directors, the owners of shares of stock of this corporation shall not be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services by way of dividends or otherwise.


                                  ARTICLE VIII.
                                INITIAL DIRECTORS

      The number of directors which will constitute the whole Board of Directors shall be designated in the Bylaws of the Company. The initial Board of Directors shall consist of one Director, whose name and address is:

         John A. McMillan
         2201 Lind Avenue S.W., Suite 200
         Renton, WA  98055


                                   ARTICLE IX.
                          CHANGE IN NUMBER OF DIRECTORS

     The members of the governing Board shall be known as Directors. The Directors of the Company need not be stockholders. The number of Directors may at any time be increased or decreased by the Directors at any annual or special meeting, provided that no decrease shall have the effect of shortening the term of any incumbent Director. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board of Directors for a term of office continuing only until the next election of Directors.

     Notwithstanding any of the foregoing provisions of this Article, each Director shall serve until his successor is elected and qualified or until his death, retirement, resignation or removal. Should a vacancy occur or be created, whether arising through death, resignation or removal of a Director or through an increase in the number of Directors of any class, the vacancy shall be filled by a majority vote of the remaining Directors of the class in which the vacancy occurs, or by the sole remaining Director of that class if only one Director remains, or by the majority vote of the remaining Directors of the other two classes if there would be no remaining member of the class in which the vacancy occurs. A Director so elected to fill a vacancy shall serve for the remainder of the then present term of office of the class to which he was elected.


                                   ARTICLE X.
                        AMENDMENT OF ARTICLES AND BYLAWS

     The Company reserves the right to amend, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereinafter prescribed by law, and all rights and powers conferred by these Articles of Incorporation on shareholders and directors are subject to this reserved power.

     Except as expressly reserved to the Board of Directors by the Revised
Code of Washington for certain modifications of an administrative nature, the power to alter, amend or repeal the Articles of Incorporation is vested exclusively in the shareholders and must be approved by each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be cast by that voting group.

     The Board of Directors is expressly authorized to make, alter or repeal any or all of the Bylaws of the Company, to the fullest extent provided by the Washington Business Corporation Act.


                                   ARTICLE XI.
                           SPECIAL VOTING REQUIREMENTS

         In addition to any affirmative vote required by law, by these Articles of Incorporation or otherwise, any "Business Combination" (as hereinafter defined) involving the Company shall be subject to approval in the manner set forth in this Article XI. For the purposes of this Article XI: "Business Combination" means (i) a merger, share exchange or consolidation of the Company or any of its subsidiaries with any other corporation or entity; (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition or encumbrance, whether in one transaction or a series of transactions, by the Company or any of its subsidiaries of all or a substantial part of the Company's assets otherwise than in the usual and regular course of business; or (iii) any agreement, contract or other arrangement providing for any of the foregoing transactions.

         Unless otherwise provided by the provisions of the Washington Business Corporation Act or these Articles of Incorporation, pursuant to authority granted under Sections 23B.10.030, 23B.11.030, 23B.12.020, and 23B.14.020 of the
Act, the vote of shareholders of the Company required in order to approve amendments to the Articles of Incorporation, a Business Combination, or a dissolution of the corporation shall be a majority of all of the votes entitled to be cast by each voting group entitled to vote thereon, regardless of whether or not the Company is a "public company," as that term is defined in Section 23B.01.400 of the Act.


                                  ARTICLE XII.
            CALL OF MEETINGS OF SHAREHOLDERS AND QUORUM REQUIREMENTS

         The Chairman of the Board, the President or the Board of Directors may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary of the Company no later than 20 days prior to the date of such meeting one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

         A quorum at any meeting of shareholders is constituted by the representation in person or by proxy of forty percent (40%) of the shares entitled to vote. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The shareholders present at a duly held meeting at which a quorum is present may continue to do business until adjournment in spite of the withdrawal of enough shareholders to leave less than a quorum.

                                  ARTICLE XIII.
                                 INDEMNIFICATION

         The Company shall indemnify and hold harmless each individual who is or was serving as a Director or officer of the Company or who, while serving as a Director or officer of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Company, partnership, joint venture, trust, employee benefit plan, or other enterprise, against any and all liability incurred with respect to any proceeding to which the individual is or is threatened to be made a party because of such service, and shall make advances of reasonable expenses with respect to such proceeding, to the fullest extent permitted by law, without regard to the limitations in RCW 23B.08.510 through 23B.08.550; provided that no such indemnity shall indemnify any Director or officer from or on account of (1) acts or omissions of the Director or officer finally adjudged to be intentional misconduct or a knowing violation of law; (2) conduct of the Director or officer finally adjudged to be in violation of RCW 23B.08.310; or (3) any transaction with respect to which it was finally adjudged that such Director or officer personally received a benefit in money, property, or services to which the Director or officer was not legally entitled.

         The Company may purchase and maintain insurance on behalf of an individual who is or was a Director, officer, employee, or agent of the Company or, who, while a Director, officer, employee, or agent of the Company, is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Company, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by the individual in that capacity or arising from the individual's status as a Director, officer, employee, or agent, whether or not the Company would have power to indemnify the individual against such liability under RCW 23B.08.510 or 23B.08.520.

         If, after the effective date of this section, the Washington Business Corporations Act is amended to authorize further indemnification of Directors or officers, then Directors and officers of the Company shall be indemnified to the fullest extent permitted by the Act as so amended.

         To the extent permitted by law, the rights to indemnification and advance of reasonable expenses conferred in this section shall not be exclusive of any other right which any individual may have or hereafter acquire under any statute, provision of the Bylaws, agreement, vote of shareholders or disinterested Directors, or otherwise. The right to indemnification conferred in this section shall be a contract right upon which each Director or officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this section shall not adversely affect any right or protection of a Director or officer of the Company for or with respect to any acts or omissions of such Director or officer occurring prior to such amendment or repeal.

         If any provision of this section or any application thereof shall be invalid, unenforceable, or contrary to applicable law, the remainder of this section and the application of such provisions to individuals or circumstances other than those as to which it is held invalid, unenforceable, or contrary to applicable law, shall not be affected.

                                  ARTICLE XIV.
                        LIMITATION OF DIRECTOR LIABILITY

         A director of this Company shall not be personally liable to this Company or its shareholders for monetary damages for conduct as a director, except for liability of the director (i) for acts or omissions that involve intentional misconduct by the director or a knowing violation of law by the director, (ii) for conduct violating RCW 23B.08.310 of the Washington Business Corporation Act, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the Washington Business Corporation Act is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of this Company shall be eliminated or limited to the full extent permitted by the Washington Business Corporation Act, as so amended, without any requirement of further action by the shareholders.

                                   ARTICLE XV.
                                    CONTRACTS

         The Company may make any contract or conveyance, which is authorized or ratified by the Board of Directors, or is done within the scope of the authority, actual or apparent, given by the Board of Directors, binds the Company, and the Company acquires rights thereunder, whether the contract is executed or is wholly or in part executory.

         Subject to the limitations set forth in RCW 23B.19.040 and in RCW 23B.08.700 through 23B.08.730, to the extent applicable, the Company may enter into contracts and otherwise transact business as vendor, purchaser, lender, borrower, or otherwise with its directors and its shareholders, and with corporations, associations, firms, and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise. Any such contract or transaction shall not be affected or invalidated or give rise to liability by reason of the shareholder's having an interest in the contract or transaction.


                                  ARTICLE XVI.

                                  INCORPORATOR

         The name and address of the incorporator is as follows:

         John A. McMillan
         2201 Lind Avenue S.W.
         Suite 200
         Renton, WA  98055


         I, John A. McMillan, of 2201 Lind Avenue S.W., Suite 200, Renton, WA 98055, declare under penalties of perjury that I have examined the foregoing and to the best of my knowledge and belief, it is true, correct and complete.


         DATED:  October 25, 2000


         -------------------------------
         John A. McMillan, Incorporator

                      CONSENT TO SERVE AS REGISTERED AGENT

         John A. McMillan hereby consents to serve as Registered Agent in the State of Washington, for the following Company:

                                    LION INC.

         I understand that as agent for the Company, it will be my responsibility to receive service of process in the name of the Company; to forward all mail to the Company; and to immediately notify the office of the Secretary of State in the event of our resignation, or of any changes in the registered office address of the Company for which I am an agent.


         DATED:  October 25, 2000



     -----------------------------------
         By:  John A. McMillan

                                                                       EXHIBIT C


                                     BYLAWS

                                       OF

                                    LION INC.


                            A WASHINGTON CORPORATION

                            ADOPTED NOVEMBER 28, 2000



1.0  REGISTERED OFFICE AND REGISTERED AGENT

         1.1. The registered office of the Company shall be located in the State of Washington at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with the registered office. A registered agent so appointed shall consent to appointment in writing and the registered agent's consent shall be filed with the Secretary of State of the State of Washington.

         1.2. If a registered agent changes the street address of its business office, the registered agent may change the street address of the registered office of the Company by notifying the Company in writing of the change and signing, either manually or in facsimile, and delivering to the Secretary of State for filing a statement of such change, as required by law.

         1.3. The Company may change its registered agent at any time upon the filing of an appropriate notice with the Secretary of State, with the written consent of the new registered agent either included in or attached to such notice.


2.0  BOARD OF DIRECTORS

         2.1 GENERAL POWERS AND DUTIES. Subject to the provisions of the Revised Code of Washington and any limitations in the Articles of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may elect any member of the Board as Chairman. He shall, if present, preside at all meetings of the Board of Directors. He shall have other powers and duties as the Board prescribes, but shall not be considered an officer of the Company by virtue of his duties as Chairman.

         2.2 NUMBER, TENURE AND QUALIFICATIONS. The number of Directors of the Company shall be no fewer than three (3) nor more than nine (9). The number of Directors may at any time be increased or decreased by the Directors or by the shareholders at any regular or special meeting provided that no decrease shall have the effect of shortening the term of any incumbent Director except as otherwise provided in these Bylaws. Directors shall be elected at the annual meeting of shareholders and the term of office of each Director shall be until the next annual meeting of shareholders and the election and qualification of his successor. Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board of directors for a term of office continuing only until the next election of Directors, or by shareholders for the term of office associated with the class to which Directors are elected. Directors need not be shareholders of the Company or residents of the State of Washington.

         2.3 REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without notice other than the notice given by these Bylaws immediately after and at the same place as the annual meeting of shareholders. Additional regular meetings shall be held at the principal office of the Company in the absence of any designation in the resolution.

         2.4 SPECIAL MEETINGS. Special meetings of the Board of Directors for any purpose or purposes may be called by or at the request of the President, Chairman of the Board, or any two directors, and shall be held at the principal place of business of the Company or at any other place as the Directors may determine.

         2.5 ACTION OF DIRECTORS BY COMMUNICATIONS EQUIPMENT. Any regular or special meeting of the Directors may be called and held over telephone or other electronic means, and communication from a Director by telephone or other electronic means constitutes attendance at the meeting so held.

         2.6 NOTICE. Notice of any special meeting shall be given at least forty-eight (48) hours before the time fixed for the meeting, by written or oral notice delivered personally or mailed to each Director at his business address, by facsimile, by telegram, or by teletype, wire or wireless equipment which transmits a facsimile of the notice. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail with postage prepaid, not less than five (5) days prior to the commencement of the above stated notice period. If notice is given by telegram, the notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of the meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of the meeting.

         2.7 QUORUM. Except as otherwise required by law, a majority of the number of Directors fixed by these Bylaws, or as amended, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. The Directors present at the duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum, if any action taken is approved by at least a majority of the remaining Directors.

         2.8 BOARD DECISIONS. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. However, an actual majority shall be required for:

     (a) Recommending to the shareholders an amendment to the Articles of Incorporation;

     (b) Adopting a plan of merger or consolidation;

     (c) Recommending to the shareholders the sale, lease, exchange, mortgage, pledge, or other disposition of all or substantially all the property and assets of the Company other than in the usual and regular course of its business;

     (d) Recommending to the shareholders a voluntary dissolution of the Company or a revocation of the Company;

     (e) Amending the Bylaws of the Company.

     (f) Filling vacancies on the Board of Directors;

     (g) Authorizing or approving reacquisition of shares, except according to a formula or method prescribed by the Board of Directors;

     (h) Authorizing or approving the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee to do so within the limits specifically prescribed by the Board of Directors.

         2.9 VACANCIES. Any vacancy occurring in the Board of Directors including one created by an increase in the number of Directors shall be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors, or by a sole remaining Director. A Director elected to fill a vacancy not created by an increase in the number of Directors shall be elected for the unexpired term of his predecessor in office. A Director elected to fill a vacancy created by an increase in the number of directors shall be elected for a term of office continuing until the next election of Directors.

         2.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing is filed with the minutes of proceedings of the board or committee. Written consents representing actions taken by the Board of Directors or committee may be executed by telex, telecopy or other facsimile transmission, and such facsimile shall be valid and binding to the same extent as if it were an original.

         2.11 COMPENSATION. Unless otherwise restricted by the Articles of Incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of the Directors or reimburse the Directors for their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor.

         2.12 PRESUMPTION OF ASSENT. A Director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment of the meeting or shall forward his dissent by registered mail to the secretary of the Company immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of the action.

         2.13 APPROVAL OF LOANS TO OFFICERS. The Company may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Company or of its subsidiary, including any officer or employee who is a director of the Company or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Company. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Company. Nothing in this section contained shall be deemed to deny limit or restrict the powers of guaranty or warranty of the Company at common law or under any statute.

         2.14 EXECUTIVE COMMITTEE. By resolution passed by a majority of the entire Board of Directors, the Board of Directors may designate one or more committees, each committee to consist of one or more Directors to constitute an executive committee to the extent provided in the resolution and shall have and may exercise all the authority of the Board of Directors in the management of the Company, but no such committee shall have the power or authority to :

     (a) Recommend to the shareholders the amendment to the Articles of Incorporation;

     (b) Adopt a plan of merger or consolidation;

     (c) Recommend to the shareholders the sale, lease, exchange, mortgage, pledge, or other disposition of all or substantially all the property and assets of the Company otherwise than in the usual and regular course of its business;

     (d) Recommend to the shareholders a voluntary dissolution of the Company or a revocation of the Company;

     (e) Amend the Bylaws of the Company.

     (f) Fill vacancies on the Board of Directors;

     (g) Authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors;

     (h) Authorize or approve the issuance or sale or contract for sale of shares, including warrants, options and other derivative securities, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the Board of Directors may authorize a committee to do so within the limits specifically prescribed by the Board of Directors;

     (i) Take any action expressly required by the Revised Code of Washington to be submitted to shareholders of the Company for approval.

         2.15 STANDARDS OF CONDUCT FOR DIRECTORS. A Director shall discharge the duties of a Director, including the duties as a member of a committee, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner the Director reasonably believes to be in the best interests of the Company.

         In discharging the duties of a Director, a Director is entitled to rely in good faith upon information, opinions, reports or statements including financial statements and other financial data, if prepared or presented by (1) an officer or employee of the Company whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Director reasonably believes are within the professional or expert competence of such legal counsel, public accountants or other persons who have been selected with reasonable care by or on behalf of the Company; or (3) a committee of the Board of Directors of which the Director is not a member if the Director reasonably believes the committee merits confidence.

         A Director is not liable for any action taken as a Director, or any failure to take any action, if the Director performed the duties of the Director's office in compliance with this Section.

3.0  SHAREHOLDERS

         3.1 ANNUAL MEETING. The annual meeting of the shareholders of the Company shall be held on such date, time, and place, either within or without the State of Washington, as may be designated by resolution of the Board of Directors each year. At the meeting, directors shall be elected and any other proper business may be transacted.

         3.2 SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board, the President or by the Board of Directors. Further, a special meeting of the shareholders shall be held if the holders of not less than twenty-five percent (25%) of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary of the Company no later than 20 days prior to the date of such meeting one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

         3.3 PLACE OF MEETING. The Board of Directors may designate any place within or outside of the State of Washington as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by a majority of shareholders entitled to vote at a meeting may designate any place, either within or without the State of Washington, as the place for the holding of the meeting.

         3.4 NOTICE OF MEETING. Written or printed notice stating the place, day, and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten
(10) nor more than sixty (60) days, except as otherwise required by statute, before the date of the meeting, either personally or by mail, by or at the direction of the President, Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail with postage prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Company. Any shareholder may waive notice of any meeting by written notice signed by him or his duly authorized attorney-in-fact, either before or after the meeting.

         3.5 RECORD DATE. For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day preceding the date of notice, or if notice is waived, at the close of business on the day preceding the date of the meeting. Written notice of any meeting of shareholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Company. An affidavit of the Secretary or an Assistant Secretary of the Company shall, in the absence of fraud, be prima facie evidence of the facts stated therein. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         For the purpose of determining the shareholders entitled to consent to any corporate action of the Company in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of

Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining shareholders entitled to consent to corporate action of the Company in writing without a meeting, when no prior action by the Board of Directors is required under Washington law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required under Washington law, the record date for determining which shareholders are entitled to consent to corporate action of the Company in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts a resolution taking such prior action.

         For the purpose of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which date shall be not more that sixty (60) days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         3.6 QUORUM. Forty percent (40%) of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than forty percent (40%) of the outstanding shares is represented at a meeting, then either (a) the Chairman of the meeting or (b) a majority of the shares so represented may adjourn the meeting from time to time without further notice. At the adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. If a quorum is present, unless otherwise provided by the provisions of the Washington Business Corporation Act or the Articles of Incorporation, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

         3.7 PROXIES. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. The proxy shall be filed with the Secretary of the Company before or at the time of the meeting. Any solicitation of proxies by the Directors or management of the Company shall be made by mailing the proxies by certified mail or providing them to the shareholder in an alternative acceptable manner at least not less than ten (10) days nor more than sixty (60) days before the date of the meeting for which the proxies are solicited. Each shareholder as of the record date shall receive a proxy. Proxies shall describe the location and purpose of the meeting and the matter or business for which the proxy is solicited. No proxy shall be valid after eleven (11) months from the date it is received by the secretary of the Company or other officer or agent authorized to tabulate votes unless otherwise provided in the proxy.

         3.8 VOTING OF SHARES. Subject to the provisions of any applicable law, each outstanding share entitled to vote shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders. No shareholder shall be entitled to cumulate his votes for election of directors.

         3.9 CONSENT TO ACTION. Any action which may be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing setting forth the action so taken is signed in original, facsimile or counterpart form by shareholders holding at least a majority of the voting power.

         3.10 ACTION OF SHAREHOLDERS BY COMMUNICATIONS EQUIPMENT. Shareholders may participate in a meeting of shareholders by means of telephonic device by means of which all persons participating in the meeting can hear each other at the same time, and participation by these means shall constitute presence in person at a meeting.

         3.11 SHAREHOLDER'S RIGHT OF INSPECTION. Any shareholder, in person or by attorney or other agent, upon written demand stating the purpose thereof, has the right during usual hours for business to inspect for any proper purpose at the Company's principal office any of the records of the Company set forth in RCW 23B.16.010(5), as amended from time to time, if the shareholder gives the Company written notice of the shareholder's demand at least five business days before the date on which the shareholder wishes to inspect and copy: These records include: (a) articles or restated articles of incorporation and all amendments to them currently in effect; (b) bylaws or restated bylaws and all amendments to them currently in effect; (c) minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years; (d) the financial statements described in RCW 23B.16.200(1) for the past three years; (e) all written communications to shareholders generally within the past three years; (f) a list of the names and business addresses of the current directors and officers of the Company; and (g) the initial report or most recent annual report delivered to the Secretary of State under RCW 23B.16.220.

         Any shareholder may inspect and copy the additional records described in subsection (2) of RCW 23B.16.020 only if: (a) the shareholder's demand is made in good faith and for a proper purpose; (b) the shareholder describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect; and (c) the records are directly connected with the shareholder's purpose.


4.0  OFFICERS

         4.1 NUMBER. The officers of the Company shall be a Chief Executive Officer, President, none, one or more Vice Presidents (the number of Vice Presidents to be determined by the Board of Directors), a Secretary, a Chief Financial Officer, a Controller and a Treasurer each of whom shall be elected by the Board of Directors. Other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person.

         Each officer has the authority and shall perform the duties set forth in these Bylaws or, to the extent consistent with these Bylaws, the duties prescribed by the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers.

         4.2 ELECTION AND TERM OF OFFICE. The officers of the Company to be elected by the Board of Directors shall be elected annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers is not held at the meeting, the election shall be held as soon thereafter as is convenient. Each officer shall hold office until his successor has been duly elected and qualifies or until his death or until he resigns or is removed in the manner provided by these Bylaws.

         4.3 REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company would be served by that removal, but the removal shall be without prejudice to the contractual rights, if any, of the person so removed.

         4.4 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term in the manner prescribed by these Bylaws for the regular election or appointment of such office.

         4.5 STANDARDS OF CONDUCT FOR OFFICERS. An officer with discretionary authority shall discharge the duties of an officer under that authority in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the officer reasonably believes to be in the best interests of the Company.

         In discharging the duties of an officer, an officer is entitled to rely in good faith upon information, opinions, reports or statements including financial statements and other financial data, if prepared or presented by an officer or employee of the Company whom the officer reasonably believes to be reliable and competent in the matters presented, or legal counsel, public accountants or other persons as to matters the officer reasonably believes are within the professional or expert competence of such legal counsel, public accountants or other persons who have been selected with reasonable care by or on behalf of the Company.

         An officer is not acting in good faith if the officer has knowledge concerning the matter in question that makes reliance otherwise permitted by these bylaws unwarranted. An officer is not liable for any action taken as an officer, or any failure to take any action, if the officer performed the duties of the office in compliance with this section.

         If any certificate or report made or public notice given by an officer of the Company shall be false or fraudulent in any material representation, any officer knowingly and intentionally signing the same shall be jointly and severally and personally liable to any person who has become a creditor or stockholder of the Company upon the faith of any such material representation therein to the amount of the debt contracted upon the faith thereof if not paid when due, or the damage sustained by any purchaser of or subscriber to its stock upon the faith thereof.

         The liability imposed by this section shall exist in all cases where the contents of any such certificate, report or notice of any material representation therein shall have been communicated either directly or indirectly to the person so becoming a creditor or stockholder and he became such creditor or stockholder upon the faith thereof.

         4.6 POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall preside at all meetings of the shareholders and in the absence of the Chairman of the Board, at all meetings of the Board of Directors. He shall have ultimate responsibility and authority for management including but not limited to, the power to appoint committees, officers, agents or employees from time to time as he may, in his discretion, decide is appropriate to assist in the conduct of the affairs of the Company. He shall enforce these Bylaws and generally shall supervise and control the business, affairs and property of the Company. He shall have general and active supervision over the Company's officers and may sign, execute and deliver in the name of the Company corporate documents, instruments, powers of attorney, contracts, bonds and other obligations.

         4.7 POWERS AND DUTIES OF THE PRESIDENT. The President shall have the authority and perform such duties as the Board of Directors authorizes or directs. If no Chief Executive Officer has been appointed, or in the event of the death of the Chief Executive Officer or his or her inability to act, the President shall perform the duties of the Chief Executive Officer, except as may be limited by resolution of the Board, with all the powers of, and subject to all of the restrictions upon, the Chief Executive Officer.

         4.8. DUTIES OF THE VICE PRESIDENT(S). The Vice President(s) shall have the authority and perform duties as the Board of Directors or Chief Executive Officer may authorize or direct.

         4.9 DUTIES OF THE SECRETARY. The Secretary shall subscribe the minutes of all meetings of the shareholders and the Board of Directors. He shall mail notices to the shareholders and the Directors of the Company of the holding of any meeting as prescribed by these Bylaws. If the Company has a seal, the secretary shall be the custodian of the seal and shall affix it to minutes, notices or other instruments executed by the Company as required. He shall have the authority and perform other duties as the Board of Directors or Chief Executive Officer may authorize or direct.

         4.10 DUTIES OF THE ASSISTANT SECRETARY. The Assistant Secretary, in the event of the appointment of an assistant secretary by the Board of Directors, shall, in the Secretary's absence or in the case of the Secretary's inability to act or in case it shall be inconvenient for the Secretary to so act, perform the duties of the secretary as may be necessary. He shall have the authority and perform other duties as the Board of Directors or Chief Executive Officer may authorize or direct.

         4.11 DUTIES OF THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer for the Company shall have charge of and be responsible for all funds and securities belonging to the Company and shall keep and deposit the funds for and on behalf of the Company in a bank or banks to be designated by the Board of Directors. In the absence of a designation he may select the bank or banks in which to deposit the funds. He shall have the authority and perform other duties as the Board of Directors or Chief Executive Officer may authorize or direct.

         4.12 DUTIES OF THE CONTROLLER. The Controller for the Company shall be charged with certain duties in relation to the fiscal affairs of the Company, principally to examine and audit the accounts, to keep records, and report the financial situation from time to time. He shall have the authority and perform other duties as the Board of Directors may authorize or direct.

         4.13 DUTIES OF THE TREASURER. The Treasurer shall have the authority and perform such duties as the Board of Directors authorize or direct.

         4.14 SUBORDINATE OFFICERS AND GENERAL MANAGERS. The Board of Directors may create subordinate offices and employ subordinate officers or agents as it from time to time deems expedient and may fix the compensation of the officers or agents and define their powers and duties, provided the powers and duties do not constitute a delegation of the authority as is reposed in the Directors by law, which shall be exercised and performed exclusively by them. The Board of Directors shall also have the power to appoint a General Manager, who shall hold office at the pleasure of the Board. The Board of Directors shall have the power to delegate to the General Manager the executive power and authority as it may deem necessary to facilitate the handling and management of the Company's property and interests.

         4.15 SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Company.


5.0  CONTRACTS, CORPORATE FUNDS, LOANS, CHECKS AND DEPOSITS

         5.1 CONTRACTS. Without limiting any powers elsewhere granted by these Bylaws to the President or other officer of the Company, the Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and the authority may be general or confined to specific instances.

         5.2 CORPORATE FUNDS. All funds of the Company shall be under the supervision of the Board of Directors and shall be handled and disposed of in the manner and by the officers or agents of the Company as provided in these Bylaws or as the Board of Directors may authorize by proper resolutions from time to time.

         5.3 LOANS. No loans shall be contracted on behalf of the Company and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. The authority may be general or confined to specific instances.

         5.4 CHECKS, DRAFTS, OR ORDERS. All checks, drafts, or other orders for the payment of money, notes, or other evidence of indebtedness issued in the name of the Company shall be signed by an officer or officers, agent or agents of the Company and in a manner as shall from time to time be determined by resolution of the Board of Directors.

         5.5 DEPOSITS. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the Company in banks, trust companies, or other depositories as the Board of Directors may in its discretion select.


6.0  CERTIFICATES FOR SHARES; TRANSFERS

         6.1 CERTIFICATES FOR SHARES. Certificates representing shares of the Company shall be in a form as shall be determined by the Board of Directors. The certificates shall be signed by the President or a Vice President, if any. If the Company has more than one shareholder, the certificate shall also be signed by the Treasurer, the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented by the certificates are issued, with the number of shares and date of issue, shall be entered on the stock transfer books to the Company. All certificates surrendered to the Company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued on the terms and indemnity to the Company as the Board of Directors may prescribe.

         6.2 REGISTRAR. The registrar is the person designated by the Company to keep official shareholder records, including names and addresses of shareholders and number of shares owned. The registrar may hold one or more offices or no offices of the Company.

         6.3 TRANSFER OF SHARES. Transfer of shares of the Company shall be made in the manner specified in the Uniform Commercial Code. The Company shall maintain stock transfer books, and any transfer shall be registered only on request and surrender of the stock certificate representing the transferred shares, duly endorsed. The Company shall have the absolute right to recognize as the owner of any shares of stock issued by it, the person or persons in whose name the certificate representing the shares stands according to the books of the Company for all proper Company purposes, including the voting of the shares represented by the certificate at a regular or special meeting of shareholders, and the issuance and payment of dividends on the shares.

         6.4 SHARES OF ANOTHER CORPORATION. Shares owned by the Company in another corporation, domestic or foreign, may be voted by an officer, agent or proxy as the Board of Directors may determine or, in the absence of a determination, by the President of the Company.

         6.5 SUBSCRIPTIONS. Subscriptions to the shares shall be paid at times and in installments as the Board of Directors may determine. The Board of Directors may adopt resolutions prescribing penalties for default on subscription agreements.


7.0  FISCAL  YEAR

         7.1 The fiscal year of the Company is the calendar year unless otherwise changed by the Board of Directors. The Board of Directors may change the fiscal year of the Company from time to time.


8.0  DIVIDENDS

         8.1 Subject to the restrictions of the Revised Code of Washington, the Board of Directors may from time to time declare, and the Company may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by law and its Articles of Incorporation.


9.0  SEAL

         9.1 The Board of Directors may adopt a corporate seal, which shall be circular in form and shall have inscribed on it the name of the Company, the year incorporated, the state of incorporation and the words "corporate seal." The seal shall be stamped or affixed to documents as may be prescribed by law or by the Board of Directors.


10.0 CONFLICTS OF INTEREST

         10.1 No contract or other transaction between the Company and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are Directors or officers or are financially interested, shall be either void or voidable because of the relationship or interest or because the Director or Directors are present at the meeting of the Board of Directors or a committee of Directors which authorizes, approves or ratifies a contract or transaction or because his or their votes are counted for that purpose, if:

     (a) The material facts of a relationship or interest are disclosed or known to the Board of Directors or committee which in good faith authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of the interested Director(s); or

     (b) The material facts of a relationship or interest is disclosed or known to the shareholders entitled to vote and they in good faith authorize, approve or ratify a contract or transaction by vote or written consent; or

     (c) The contract or transaction is fair and reasonable as to the Company at the time it is authorized, approved, and ratified by the Board of Directors, committee designated by the Board of Directors, or the shareholders.


11.0 NOTICE AND CONSENT

         11.1 WAIVER OF NOTICE. Whenever any notice is required to be given to any shareholder or Director of the Company under the provisions of these Bylaws, the Articles of Incorporation, or by law, a waiver in writing, signed in original, facsimile or counterpart by the person or persons entitled to notice, whether before or after the time stated in the notice, shall be deemed equivalent to the giving of a notice. Any shareholder or Director may waive notice of any meeting by a notice signed by him or his duly authorized attorney, either before or after the meeting. Attendance of a shareholder or Director of the Company at a meeting shall constitute waiver of notice of a meeting except where a shareholder or Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or adjourned.

         11.2 CONSENT TO ACTION. To the extent permitted by the provisions of the Washington Business Corporation Act or the Articles of Incorporation, any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing setting forth the action so taken is signed in original, facsimile or counterpart by shareholders holding at least a majority of the voting power. Notice requirements of these Bylaws which apply to meetings of shareholders are deemed waived by all shareholders if a consent action is signed in lieu of holding an actual meeting.

         Any action which may be taken at a meeting of the Board of Directors may be taken without a meeting if written consent is signed by all members of the Board or Directors entitled to vote on the action. The consent shall have the same force and effect as a unanimous vote of the Directors. Notice requirements of these Bylaws which apply to meetings of Directors are deemed waived by all Directors if a Consent to Action is signed in lieu of holding an actual meeting.


12.0 RESTRICTIONS ON TRANSFER

         12.1 TRANSFER OF SHARES. No securities of this Company or certificates representing the securities shall be transferred in violation of any law or of any restriction on transfer set forth in the Articles of Incorporation or amendments to the Articles, or the Bylaws; or contained in any buy-sell agreements, right of first refusal, or other agreement restricting a transfer which has been executed by the Company, or filed with the Secretary of the Company and signed by the parties to the agreement. The Company shall not be bound by any restrictions not so filed and noted.

         12.2 RESTRICTIVE LEGEND. The Company and any party to any agreement shall have the right to have a restrictive legend imprinted upon any of the certificates and any certificates issued in replacement or exchange or with respect to them.


13.0 AMENDMENTS

         13.1 Except as expressly reserved to the Board of Directors by the Revised Code of Washington for certain modifications of an administrative nature, the power to alter, amend or repeal the Articles of Incorporation is vested exclusively in the shareholders and must be approved by each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be cast by that voting group. Unless the board determines that because of a conflict of interest or other special circumstances it should make no recommendation to the shareholders, amendments to the Company's Articles of Incorporation shall be recommended to the shareholders by the Board of Directors.

         13.2 The Board of Directors is expressly authorized to make, alter or repeal any or all of the Bylaws of the Company, to the fullest extent provided by the Washington Business Corporation Act.


14.0 INDEMNIFICATION  AND  LIABILITY

         14.1 INDEMNIFICATION OF DIRECTORS. The Company shall indemnify officers and Directors to the fullest extent possible under Washington law, against expenses (including attorney's fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Company. For purposes of this section, a "director" or "officer" of the Company includes any person (a) who is or was a director or officer of the corporation,
(b) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

         14.2 INDEMNIFICATION OF OTHERS. The Company shall have the power, to the maximum extent and in the manner permitted by the Revised Code of Washington, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Company. For purposes of this section, an "employee" or "agent" of the Company (other than a director or officer) includes any person (a) who is or was an employee or agent of the Company, (b) who is or was serving at the request of the Company as an employee or agent of another corporation partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a Company which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.


                  CERTIFICATION AS TO THE BYLAWS OF THE COMPANY

      I, the undersigned, being the Secretary of the Company do hereby certify the foregoing to be the Bylaws of the Company.




------------------------
L. O. Falk, Secretary